                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2015

Item 1. Report to Shareholders

ANNUAL REPORT
December 31, 2015

Van Eck Funds

CM Commodity Index Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

CM COMMODITY INDEX FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

CM COMMODITY INDEX FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

CM COMMODITY INDEX FUND

(unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned -25.29% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2015. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index).1 Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, spreads its exposure across multiple maturities. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll which can cause performance lag in traditional indices.

The CMC Index returned -24.16% during the period.2 The Fund and the CMC Index both outperformed the S&P® GSCI Index (SPGSCI),3 which lost -32.86%. The CMC Index outperformed the Bloomberg Commodity Index (BCOM),4 which lost -24.66%.

Market Overview

For commodity index products, 2015 was another negative year. The CMC Index did marginally outperform the BCOM and significantly outperformed the energy-heavy SPGSCI. Many of the same macro headwinds that hurt commodities in 2014 persisted through 2015. Global growth continued to slow, led by China and emerging markets economies, while both the European and the U.S. economies performed reasonably well.

During the first half of the year commodities were range-bound.5 The energy sector staged a good recovery in the spring, led by a 20% rally in the price of crude oil. Unfortunately the global growth outlook turned negative after the Chinese stock market collapsed in late June and early July. Investors lost confidence as China’s government struggled to contain the market volatility and commodities resumed their decline, with the energy sector losing 34% by yearend. Additionally, China surprised the market, devaluing its currency by 5% in early August. Although this was not a large adjustment, it did have a strong negative impact on investor sentiment and emerging markets currencies declined against the U.S. dollar, adding to the selling pressure in commodities.

For the year, all sectors in the CMC Index were down significantly. Energy was the weakest sector and all commodity components of the CMC Index fell, with the exception of cotton which managed a 2.36% rise. LME Nickel was the worst performing commodity component of the CMC Index with a loss of 42.43% for 2015.

1

CM COMMODITY INDEX FUND

(unaudited) (continued)

Many markets have been oversupplied, but investor concerns about the outlook for demand explains much of the weakness in 2015, and the highly correlated broad-based decline. We believe there is an important supply response which is both meaningful and continuing as producers cut investments across multiple sectors. This cutback in producer investment will, ultimately, reduce supply, and we think that, in the energy sector in particular, the market will be back in balance by the second half of 2016. We had thought the energy market would be more balanced early this year, but, with the uncertain economic outlook and the slower than expected decline in U.S. crude oil production, it looks like it will take longer to balance supply and demand.

This bear market in commodities has been stronger and, now, lasted longer than most investors expected, but with prices significantly below the all-in marginal cost of production in many commodities, we believe prices may have overshot on the downside and 2016 could be a turning point for commodities if global growth trends stabilize.

From a sector performance perspective, the CMC Index outperformed both indices in the energy and agriculture sectors. In each of the other sectors, it outperformed the BCOM, but underperformed the SPGSCI.

January 1 - December 31, 2015 Index Sector Performances
	CMC Index	BCOM	SPGSCI
Energy	-34.35%	-38.87%	-41.54%
Industrial Metals	-24.55%	-26.88%	-24.53%
Precious Metals	-11.14%	-11.45%	-11.08%
Agriculture	-14.99%	-15.60%	-16.88%
Livestock	-18.72%	-18.83%	-18.26%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

During the 12-month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMC Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMC Index’s commodity exposures and weights.

2

Fund Review — Performance Drivers

Fund performance for the 12-month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of December 31, 2015 are presented in the Fund’s Consolidated Schedule of Investments.

Of the five sectors represented in the CMC Index, the precious metals sector was the best performer, down 11.14% over the 12-month period, with gold being the best performing commodity component within the sector. Within the agriculture sector (-14.99%), cotton provided the only positive return across the index.

Of the remaining sectors, all of which also detracted from overall performance during the 12-month period, the energy sector was the worst performing sector, returning -34.35%, with Brent crude oil the worst performing commodity component. The industrial metals sector (-24.55%) was the second worst performing sector in the CMC Index for the year. Within the sector, lead was the best performing commodity component, and nickel was the worst performing commodity component.

Fund Review — Roll Yield

The CMC Index roll yield6 outperformed both the BCOM and SPGSCI in the energy and industrial metals sectors, but these sectors suffered negative roll yield for the year across all three indices. While the BCOM and SPGSCI Index benefited from positive roll yield in the livestock sector, the CMC Index suffered from negative roll in that sector. All three indices suffered from mild negative roll yield in the precious metals sector. The agriculture sector had the second worst negative roll yield, after the energy sector.

				Industrial
From 12/31/2014	To 12/31/2015	Composite	Energy	Metals
ROLL YIELD	CMC Index	-6.02%	-10.47%	-1.37%
ROLL YIELD	BCOM	-7.73%	-17.12%	-2.51%
ROLL YIELD	SPGSCI	-9.97%	-14.71%	-1.90%

		Precious
From 12/31/2014	To 12/31/2015	Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	-0.70%	-4.98%	-2.66%
ROLL YIELD	BCOM	-0.75%	-4.64%	1.32%
ROLL YIELD	SPGSCI	-0.62%	-5.53%	2.38%

Source: Van Eck Global, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

3

CM COMMODITY INDEX FUND

(unaudited) (continued)

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity-linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in a wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, regulatory risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly high. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

4

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Portfolio Manager January 12, 2016	Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 27 commodities futures contracts from within five sectors. The CMC Index is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.

[3]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[4]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 22 physical commodities covering five sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.

[5]	When a market, or the value of a particular stock, bond, commodity or currency, moves within a relatively tight range for a certain period of time.

[6]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1.
5

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Total	Class A-CMCAX	Class A-CMCAX
Total Return	After Maximum	Before
12/31/15	Sales Charge[1]	Sales Charge	CMC Index
One Year	(29.57)%	(25.29)%	(24.16)%
Five Year	(13.50)%	(12.47)%	(11.22)%
Life* (annualized)	(13.50)%	(12.47)%	(11.22)%
Life* (cumulative)	(51.57)%	(48.63)%	(44.86)%

Average Annual	Class Y-COMIX	Class Y-COMIX
Total Return	After Maximum	Before
12/31/15	Sales Charge[2]	Sales Charge	CMC Index
One Year	n/a	(24.84)%	(24.16)%
Five Year	n/a	(12.17)%	(11.22)%
Life* (annualized)	n/a	(12.17)%	(11.22)%
Life* (cumulative)	n/a	(47.72)%	(44.86)%

Average Annual	Class Y-CMCYX	Class Y-CMCYX
Total Return	After Maximum	Before
12/31/15	Sales Charge[3]	Sales Charge	CMC Index
One Year	n/a	(24.88)%	(24.16)%
Five Year	n/a	(12.20)%	(11.22)%
Life* (annualized)	n/a	(12.20)%	(11.22)%
Life* (cumulative)	n/a	(47.84)%	(44.86)%
*since 12/31/10
6

Inception date for the CM Commodity Index Fund was 12/31/10 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.25% / Net Expense Ratio 0.95%

[2]	I Shares: no sales or redemption charges
Gross Expense Ratio 0.90% / Net Expense Ratio 0.65%

[3]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.00% / Net Expense Ratio 0.70%

Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 27 commodities futures contracts from within five sectors. The CMC Index is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

7

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

					Expenses Paid
			Ending		During the Period*
		Beginning	Account Value	Annualized	July 1, 2015 -
		Account Value	December 31,	Expense Ratio	December 31,
		July 1, 2015	2015	During Period	2015
CM Commodity Index Fund
Class A	Actual	$1,000.00	$772.50	0.95%	$4.24
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class I	Actual	$1,000.00	$774.20	0.65%	$2.91
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Class Y	Actual	$1,000.00	$775.20	0.70%	$3.13
	Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 101.2%

United States Treasury Obligations: 98.4%
	United States Treasury Bills
$20,000,000	0.02%, 2/04/16	$19,998,440
50,000,000	0.12%, 02/11/16 (a)	49,993,400
39,000,000	0.17%, 01/07/16 (a)	38,999,844
40,000,000	0.17%, 03/17/16 (a)	39,992,560
32,000,000	0.19%, 03/24/16 (a)	31,987,840
35,000,000	0.00%, 02/18/16 (a)	34,995,380
		215,967,464
Number
of Shares		Value

Money Market Fund: 2.8%
6,224,326	AIM Treasury
	Portfolio - Institutional Class	$6,224,326
Total Short-term Investments (Cost: $222,191,524)		222,191,790
Liabilities in excess of other assets: (1.2)%		(2,630,147)
NET ASSETS: 100.0%		$219,561,643

Total Return Swap Contracts—As of December 31, 2015, the Fund had an outstanding swap contract with the following terms:

Long Exposure

			Rate paid		% of
Counter-	Referenced	Notional	by the	Termination	Net	Unrealized
party	Obligation	Amount	Fund (b)	Date	Assets	Depreciation
UBS Bloomberg
Constant Maturity
Commodity Index
UBS AG	Total Return	$224,019,000	0.69%	01/06/16	(2.4)%	$(5,298,843)

(a) All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $39,995,571.

(b) The rate shown reflects the rate in effect at the end of the reporting period: 0.43% + rate of the 3 Month T-Bill.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	97.2%	$215,967,464
Money Market Fund	2.8	6,224,326
	100.0%	$222,191,790

See Notes to Consolidated Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Short-Term Investments:
United States Treasury Obligations	$—	$215,967,464	$—	$215,967,464
Money Market Fund	6,224,326	—	—	6,224,326
Total	$6,224,326	$215,967,464	$—	$222,191,790
Other Financial Instruments:
Swap Contract	$—	$(5,298,843)	$—	$(5,298,843)

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Consolidated Financial Statements

11

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $222,191,524)	$222,191,790
Receivables:
Shares of beneficial interest sold	6,598,408
Dividends and interest	492
Prepaid expenses	8,609
Total assets	228,799,299
Liabilities:
Total return swap contracts, at value	5,298,843
Payables:
Shares of beneficial interest redeemed	795,714
Due to Adviser	27,850
Due to custodian	2,855,194
Due to Distributor	5,920
Deferred Trustee fees	79,070
Accrued expenses	175,065
Total liabilities	9,237,656
NET ASSETS	$219,561,643
Class A Shares:
Net Assets	$28,677,634
Shares of beneficial interest outstanding	6,298,375
Net asset value and redemption price per share	$4.55
Maximum offering price per share (net asset value per share ÷ 94.25%)	$4.83
Class I Shares:
Net Assets	$107,458,940
Shares of beneficial interest outstanding	23,231,811
Net asset value, offering and redemption price per share	$4.63
Class Y Shares:
Net Assets	$83,425,069
Shares of beneficial interest outstanding	18,068,030
Net asset value, offering and redemption price per share	$4.62
Net Assets consist of:
Aggregate paid in capital	$226,321,660
Net unrealized depreciation	(5,298,577)
Accumulated net investments loss	(1,460,419)
Accumulated net realized loss	(1,021)
$219,561,643

See Notes to Consolidated Financial Statements

12

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends	$4,311
Interest	56,267
Foreign taxes withheld	(71)
Total income	60,507
Expenses:
Management fees	1,649,786
Distribution fees - Class A	72,522
Transfer agent fees - Class A	29,272
Transfer agent fees - Class I	92,377
Transfer agent fees - Class Y	42,710
Custodian fees	12,586
Professional fees	65,287
Registration fees - Class A	17,871
Registration fees - Class I	17,180
Registration fees - Class Y	10,459
Reports to shareholders	23,391
Insurance	17,186
Trustees’ fees and expenses	57,636
Interest	531
Other	4,513
Total expenses	2,113,307
Waiver of management fees	(580,354)
Net expenses	1,532,953
Net investment loss	(1,472,446)
Net realized loss on:
Investments	(773)
Swap contracts	(72,841,778)
Net realized loss	(72,842,551)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,042)
Swap contracts	13,567,182
Net change in unrealized appreciation	13,565,140
Net Decrease in Net Assets Resulting from Operations	$(60,749,857)

See Notes to Consolidated Financial Statements

13

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(1,472,446)	$(2,157,620)
Net realized loss	(72,842,551)	(53,813,329)
Net change in unrealized appreciation (depreciation)	13,565,140	(19,183,806)
Net decrease in net assets resulting from operations	(60,749,857)	(75,154,755)
Share transactions:
Proceeds from sale of shares
Class A Shares	28,660,460	39,189,388
Class I Shares	82,218,008	176,413,007
Class Y Shares	90,655,833	77,577,015
	201,534,301	293,179,410
Cost of shares redeemed
Class A Shares	(24,104,255)	(66,991,939)
Class I Shares	(104,784,959)	(83,443,214)
Class Y Shares	(44,775,284)	(70,598,516)
	(173,664,498)	(221,033,669)
Net increase in net assets resulting from share transactions	27,869,803	72,145,741
Total decrease in net assets	(32,880,054)	(3,009,014)
Net Assets:
Beginning of year	252,441,697	255,450,711
End of year #	$219,561,643	$252,441,697
# Including accumulated net investment loss	$(1,460,419)	$(1,436,153)

See Notes to Consolidated Financial Statements

14

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2015		2014	2013		2012		2011(a)
Net asset value, beginning of year	$ 6.09		$ 7.59	$ 8.26		$ 8.16		$ 8.88
Income from investment operations:
Net investment loss	(0.05	)(c)	(0.13)		(0.05)	(0.06)		(0.08	)(c)
Net realized and unrealized gain (loss) on investments	(1.49)		(1.37)		(0.60)	0.12			(0.68)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(1.54)		(1.50)		(0.65)	0.10			(0.72)
Less distributions
Net investment income	—		—		(0.02)	—		—
Net asset value, end of year	$ 4.55		$ 6.09	$ 7.59		$ 8.26		$ 8.16
Total return (b)	(25.29)%		(19.76)%	(7.87	)%(e)	1.23	%(f)	(8.11	)%(g)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$28,678		$32,484	$69,026		$53,628		$36,031
Ratio of gross expenses to average net assets	1.25%		1.28%		1.31%	1.39%			1.66%
Ratio of net expenses to average net assets	0.95%		0.95%		0.95%	0.95%			0.96%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%		0.95%		0.95%	0.95%			0.95%
Ratio of net investment loss to average net assets	(0.92)%		(0.89)%		(0.87)%	(0.86)%			(0.91)%
Portfolio turnover rate	0%		0%		0%	0%			0%

(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class A total return, representing $0.001 per share for Class A, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class A total return, representing $0.04 per share for Class A, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class A total return, representing $0.04 per share for Class A, consisted of a payment by the Adviser. (See Note 3).

See Notes to Consolidated Financial Statements

15

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2015		2014	2013		2012		2011(a)
Net asset value, beginning of year	$ 6.16		$ 7.67	$ 8.32		$ 8.19		$ 8.88
Income from investment operations:
Net investment loss	(0.03	)(c)	(0.02)	—		(0.04)		(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(1.50)		(1.49)		(0.63)	0.13			(0.68)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.04	(g)
Total from investment operations	(1.53)		(1.51)		(0.63)	0.13			(0.69)
Less distributions
Net investment income	—		—		(0.02)	—		—
Net asset value, end of year	$ 4.63		$ 6.16	$ 7.67		$ 8.32		$ 8.19
Total return (b)	(24.84)%		(19.69)%	(7.57	)%(e)	1.59	%(f)	(7.77	)%(g)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$107,459		$173,829	$130,176		$56,868		$11,245
Ratio of gross expenses to average net assets	0.90%		0.85%		0.95%	1.01%			1.71%
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%	0.65%			0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%		0.65%		0.65%	0.65%			0.65%
Ratio of net investment loss to average net assets	(0.62)%		(0.60)%		(0.57)%	(0.56)%			(0.61)%
Portfolio turnover rate	0%		0%		0%	0%			0%
(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of the Class I total return, representing $0.001 per share for Class I, consisted of a payment by the Adviser. (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of the Class I total return, representing $0.04 per share for Class I, consisted of a payment by the Adviser. (See Note 3).
(g)	For the year ended December 31, 2011, 0.49% of the Class I total return, representing $0.04 per share for Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Consolidated Financial Statements

16

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2015		2014	2013		2012		2011(a)
Net asset value, beginning of year	$ 6.15		$ 7.66	$ 8.31		$ 8.18		$ 8.88
Income from investment operations:
Net investment loss	(0.04	)(c)	(0.06)		(0.03)	(0.03)		(0.06	)(c)
Net realized and unrealized gain (loss) on investments	(1.49)		(1.45)		(0.60)	0.12			(0.69)
Payment from Adviser	—		—	—	(d)(e)	0.04	(f)	0.05	(g)
Total from investment operations	(1.53)		(1.51)		(0.63)	0.13			(0.70)
Less dividends and distributions from:
Net investment income	—		—		(0.02)	—		—
Net asset value, end of year	$ 4.62		$ 6.15	$ 7.66		$ 8.31		$ 8.18
Total return (b)	(24.88)%		(19.71)%	(7.58	)%(e)	1.59	%(f)	(7.88	)%(g)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$83,425		$46,129	$56,248		$29,760		$7,448
Ratio of gross expenses to average net assets	1.00%		1.00%		1.07%	1.30%			1.56%
Ratio of net expenses to average net assets	0.70%		0.70%		0.70%	0.70%			0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%		0.70%		0.70%	0.70%			0.70%
Ratio of net investment loss to average net assets	(0.67)%		(0.65)%		(0.62)%	(0.60)%			(0.66)%
Portfolio turnover rate	0%		0%		0%	0%			0%

(a)	Inception date of the Fund was December 31, 2010.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	For the year ended December 31, 2013, 0.01% of Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser (See Note 3).
(f)	For the year ended December 31, 2012, 0.49% of Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).
(g)	For the year ended December 31, 2011, 0.61% of Class Y total return, representing $0.05 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Consolidated Financial Statements

17

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The CM Commodity Index Fund (the “Fund”) is a non-diversified series of the Trust and seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Fund may effect certain investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge. The Van Eck Absolute Return Advisers Corporation (the “Adviser”) is the investment adviser to the Fund and its Subsidiary.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund value its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity
18

are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
19

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on June 26, 2009. Consolidated financial statements of the Fund, present the financial position and results of operations of the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2015, the Van Eck CM Commodity Index Fund held $45,351,286 in its Subsidiary, representing 21% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiary of the Fund is classified as controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund investment company taxable income. Net losses of the CFC cannot be deducted by the Fund in the current year nor carried forward to offset taxable income in future years.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the
20

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Consolidated Schedule of Investments.

At December 31, 2015, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Commodities Futures Risk
Swap contracts[1]	$5,298,843

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
21

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The impact of transactions in derivative instruments, during the year ended December 31, 2015, were as follows:

Commodities Futures Risk
Realized loss:
Swap contracts[1]	$(72,841,778)
Net change in unrealized appreciation:
Swap contracts[2]	13,567,182

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Total Return Swaps—The Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the Fund at December 31, 2015 is reflected in the Fund’s Consolidated Schedule of Investments. The average monthly notional amount was $225,325,769 during the year ended December 31, 2015.

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments.

The tables below present both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities, subject to a master netting agreement or similar agreement, as
22

well as financial collateral received or pledged (including cash collateral) as of December 31, 2015. Refer to the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities for collateral received or pledged as of December 31, 2015.

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount
Total return swap contracts	$5,298,843	$—	$5,298,843	$(5,298,843)	$—

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed, through May 1, 2016, to voluntarily waive management fees and to assume as its own expenses certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

23

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2015, are as follows:

	Expense Limitations	Waiver of Management Fees
Class A	0.95%	$86,024
Class I	0.65	397,065
Class Y	0.70	97,265

The Adviser agreed to reimburse the Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
CM Commodity Index Fund	$24,470	$519,638	$161,543

The total return impact of the reimbursement to the Fund and per share amounts are reflected in the Financial Highlights.

For the year ended December 31, 2015, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $6,744 in sales loads relating to the sale of shares of the Fund, of which $5,824 was reallowed to broker/dealers and the remaining $920 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—During the year ended December 31, 2015, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $263,511,429 and net unrealized depreciation aggregated to $(46,692,685) of which $6,988 related to appreciated securities and $(46,699,673) related to depreciated securities.

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(1,021)
Other temporary difference	(79,069)
Unrealized depreciation	(6,679,927)
Total	$(6,760,017)
24

During the years ended December 31, 2015 and December 31, 2014 the Fund had no dividends and distributions.

At December 31, 2015, the Fund had post-effective, no expiration, short-term capital loss carryforwards of $1,021 available to offset future capital gains.

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $1,448,180, decreased accumulated net realized loss on investments by $72,841,530 and decreased aggregated paid in capital by $74,289,710. Net assets were not affected by this reclassification. The difference was due to net operating losses and investment in a controlled foreign corporation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Consolidated Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivative instruments can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and

25

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Swap agreements entered into by the Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	5,553,439	5,312,672
Shares redeemed	(4,592,928)	(9,064,770)
Net increase (decrease)	960,511	(3,752,098)
Class I
Shares sold	14,866,403	23,422,287
Shares redeemed	(19,840,653)	(12,193,963)
Net increase (decrease)	(4,974,250)	11,228,324
Class Y
Shares sold	18,692,661	10,246,135
Shares redeemed	(8,123,890)	(10,093,556)
Net increase	10,568,771	152,579

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect

26

at the time of borrowings. During the year ended December 31, 2015, the Fund had an average daily loan balance of $4,707,951 during the 2 day period for which a loan was outstanding and the average interest rate was 1.44%.

During the year ended December 31, 2015, the Subsidiary had an average daily loan balance of $405,741 during the 1 day period for which a loan was outstanding and the average interest rate was 1.44%. At December 31, 2015, the Fund and the Subsidiary had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Fund, may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

CM COMMODITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck Funds and
Shareholders of CM Commodity Index Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CM Commodity Index Fund (one of the series constituting Van Eck Funds) (the “Fund”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of CM Commodity Index Fund (one of the series constituting Van Eck Funds) at December 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2016

28

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

29

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2)and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
30

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served (2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006- 2014); Officer of other investment companies advised by the Adviser.
31

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
32

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	CMCIAR

ANNUAL REPORT
December 31, 2015

Van Eck Funds

Emerging Markets Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

EMERGING MARKETS FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances
■ assets and payment history
■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

EMERGING MARKETS FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) returned -12.91% (Class A shares, excluding sales charge) during the 12 month period ending December 31, 2015, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which lost 14.60% over the same period.

Despite a choppy 12 months, the Fund still outperformed its benchmark index in 2015. We believe that this outperformance continues to underline not only the strength of our philosophy, but also our core philosophy and process. We also firmly believe that focusing on well-run companies that exhibit structural growth at a reasonable price generates better returns. Overall, we believe that growth spots exist in emerging markets and are accessible to investors, and we seek to uncover select and exciting opportunities in these growing countries and sectors in 2016. Examples of these growth spots include the private pension system in Turkey, mobile payments in Africa, and multiple areas in China including insurance and tourism.

We continue to be fundamentally based and employ a bottom-up investment strategy that has the ability to invest wherever opportunities exist, regardless of market capitalization and geography. Both our philosophy and process differentiate the Fund’s strategy, allowing us to capitalize on opportunities that are not well captured by the standard benchmark indices.

Fund Review

On a country level, stock selection in China aided the Fund’s outperformance the most. Despite the volatility in the Chinese market, our structural growth positions in the country delivered an overall return of 3.86% versus -6.69% for the China positions in the MSCI EM. We highlight this point as proof of the validity of our philosophy and approach to emerging markets which seeks out growing companies across the market cap spectrum that are priced reasonably. Stock selection in South Africa and Russia also added to Fund outperformance during the year. On the other hand, under allocation to South Korea and stock selection in Brazil and India detracted from relative performance during the year.

On a sector level, industrials and technology and under allocation to materials worked well for the Fund versus its MSCI EM benchmark in 2015. Selection in financials, which had a tough year, and consumer staples disappointed.

1

EMERGING MARKETS FUND

(unaudited) (continued)

As mentioned, China was an excellent contributor to performance during the 12 month period under review. Three of the Fund’s top performing stocks were Chinese companies. Boer Power Holdings (1.5% of Fund net assets†) provides electrical distribution solutions, benefiting industrial companies seeking better efficiency in power usage in China. Government policies encourage the development of a smart grid that is safe, reliable, efficient and environmentally friendly. Boer designs, manufactures and sells electrical distribution equipment and systems-tailored solutions which typically reduce customer electricity usage by 25%-30%. Its principal clients are in the telecoms, IT, and healthcare industries. The company works closely with Schneider (not held by Fund), the multinational manufacturer of power distribution equipment based in France.

Tencent Holdings (2.1% of Fund net assets†) is one of China’s main internet companies. Tencent leverages its vast instant message community to provide a range of value-added services including gaming. It also provides online advertising services and is increasingly investing in “online to offline” (o2o) opportunities. [The Fund also has a position in Tencent’s major shareholder: Naspers (3.0% of Fund net assets†). Naspers is a South African holding company for various global internet assets, primarily Tencent.] Similarly, JD.com (3.8% of Fund net assets†) is another well-managed and very focused Chinese internet company. JD.com focuses specifically on high-end online retail clients and distinguishes itself from the competition through the quality of its customer service.

Luxoft Holdings (2.0% of Fund net assets†), a high-end information technology service provider to the financial services industry, was the Fund’s “star performer” for the year. The company benefits from a highly-educated and skilled workforce in Eastern Europe and the former Soviet Union. The company has been able to win contracts from both existing and new customers, allowing it to achieve revenue growth in excess of 30% during the year. The continuing weakness in the local currencies during the year was a benefit to Luxoft.

In India, the pharmaceutical company, Strides Shasun (1.8% of Fund net assets†), has distinguished itself not only through the strength of its management, but also its focus on return metrics. As the year drew to a close, the company was getting its teeth in to a large acquisition that we believe can help grow both the company’s top-line and bottom-line.

In Latin America, Brazil’s woes were behind the difficulties faced by our three worst performing holdings: BB Seguridade Participações (2.2% of Fund net assets†), Itaú Unibanco Holding (1.8% of Fund net assets†), and

2

Estacio Participações (0.3% of Fund net assets†). The first two companies, involved in insurance and banking respectively, both fell victim to Brazil’s ever-deteriorating economic situation during the course of the year. Estacio Participações, a provider of post-secondary school education in Brazil, because of the country’s perilous finances, continued to be faced with substantial restrictions on the availability, and delayed payments, of certain government subsidies. In Peru, financial holding company Credicorp (1.8% of Fund net assets†) suffered as the country faced its own macro-economic headwinds, in particular, the fall in the price of commodities, and especially copper, during the year.

Our holding in Tech Mahindra (sold by Fund by period end) also proved a disappointment during the period under review. The company, India’s fifth largest IT services company, missed profit estimates and was surrounded by too many uncertainties concerning both margin pressures and the success of its acquisitions.

Overview

2015 was a tough year for emerging markets. China’s news dominated headlines for most of the year, along with the political and fiscal woes in Brazil, and other news related to geopolitical events in the Middle East. Commodity prices continued to decline and, as a result, had a significant impact on asset prices, especially those that are oil related. India was one of the few positives during the year, despite some disappointments regarding the pace of reforms.

Up until December and despite the year’s negative events, most of the Fund’s losses were due to currency movements, rather than stock price depreciation. However, the events of the last month of the year—the first U.S. Federal Reserve (Fed) rate hike since 2006, a flow of negative idiosyncratic news from Brazil and South Africa, mixed results from China, and a continued decline of commodity prices—changed that proposition, offsetting an encouraging beginning to the fourth quarter as, in October, markets and Fund holdings rallied sharply after a tumultuous summer.

China remained solidly at the forefront of most discussions on emerging markets during 2015. Investors were particularly concerned about depreciation of the currency and a messy deleveraging as the economy moves away from investment-led, state-controlled growth toward expansion that is based more on consumption and services.

Despite stock market events both at the end of June and in August, nothing much has changed with our views of China. In our opinion,

3

EMERGING MARKETS FUND

(unaudited) (continued)

consumption, for an economy such as China, is closely tied to income growth. We continue to believe in the growth engine of “new China” at the expense of the old, fixed asset investment-based growth model of the past.

This growth has not been (and, we believe, will not be) linear. We continue not to be blindly optimistic about the course of China’s economy. There remain significant issues to be dealt with in terms of leverage and incremental return on investments for example. However, balancing these is the tremendous progress that has already been made in reforming the economy and the financial markets, and, in particular, attacking corruption. While these are good for the long term, they can depress growth in the short term.

Brazil is still in a depressed state, with no easy solution to its current issues. From a macro viewpoint, the country continues to face a number of serious challenges, not least on the political, fiscal and monetary fronts. To restore confidence will, in our view, require a political change and/or time. Although we have a high degree of confidence in the stocks we hold, and their ability to grow even in the face of economic weakness, at the current juncture, we do not feel inclined to add to risk in Brazil.

Strategy and Outlook

Looking forward in China, overall, we expect lower, but better, growth, with continued monetary and fiscal easing. We expect the Renminbi currency (RMB) to depreciate versus the U.S. Dollar in a modest and fairly controlled fashion, assuming that the U.S. Dollar continues to be strong versus other major currencies. However, that the dollar will be strong is not necessarily our base view, but if it is, we expect the RMB to weaken.

We expect a modest cyclical recovery in the economy, or at least stabilization, which will allow some more breathing room for further significant structural reforms, with more emphasis on supply side reforms, rather than attempts simply to “juice up” demand. This will include more credit issues as the tidy up of highly indebted state-owned enterprise (SOE)-related entities continues. In fact, credit growth has picked up nicely in China, but has been obscured by the ongoing swap of debt held in local government finance vehicles into muni bonds.

The Fund continues to have little exposure to the old, smokestack/SOE complex and continues to be invested in the areas of the Chinese economy that are still very attractive. These include areas such as the environment, internet, healthcare, tourism, and insurance.

4

In general, we believe the potential of the companies we target as being significant and, in fact, much larger than normal. This is natural for an asset class that, currently, is disliked as much as emerging markets. In truth, it is a little hard to see exactly when this will turn around, but cheap valuations and negative positioning set the stage for better returns down the road. On the positive side, in terms of timing, we anticipate better economic numbers out of China, and at least we have started down the journey of Fed tightening. A combination of Fed tightening and cheap emerging markets valuations historically sets up good emerging markets performance, and we certainly hope that this will be the case in 2016.

Since idiosyncrasy remains a critical aspect of investing in emerging markets, we continue to appreciate the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across market capitalizations. In addition, we also have the advantage of being able to avoid certain larger capitalization names that are often exposed to cyclical industries and/or may be subject to unwelcome government involvement. As we go forward, we will continue to pursue attractive investments that we believe can deliver the anticipated growth that characterizes emerging markets countries.

The Fund continues to employ an active, non-index driven approach. Among other things, this provides it with the flexibility to address not only interesting emerging markets opportunities, but also concerns in both companies and countries, should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in small- and mid-cap stocks.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

5

EMERGING MARKETS FUND

(unaudited) (continued)

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

January 15, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index consists of the following 23 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
6

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

JD.com, Inc.	3.8%
Ping An Insurance Group Company of China Ltd.	3.0%
Naspers Ltd.	3.0%
Chongqing Rural Commercial Bank Co. Ltd.	2.9%
Axis Bank Ltd.	2.7%
Catcher Technology Co. Ltd.	2.6%
CAR, Inc.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
BB Seguridade Participacoes SA	2.2%
Tencent Holdings Ltd.	2.1%
*Percentage of net assets. Portfolio is subject to change.
7

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index. Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-GBFAX	Class A-GBFAX
Total Return	After Maximum	Before
12/31/15	Sales Charge[1]	Sales Charge	MSCI EM
One Year	(17.93)%	(12.91)%	(14.60)%
Five Year	(2.78)%	(1.61)%	(4.47)%
Ten Year	3.96%	4.58%	3.95%
Average Annual	Class C-EMRCX	Class C-EMRCX
Total Return	After Maximum	Before
12/31/15	Sales Charge[2]	Sales Charge	MSCI EM
One Year	(14.46)%	(13.60)%	(14.60)%
Five Year	(2.41)%	(2.41)%	(4.47)%
Ten Year	3.78%	3.78%	3.95%
Average Annual	Class I-EMRIX	Class I-EMRIX
Total Return	After Maximum	Before
12/31/15	Sales Charge	Sales Charge	MSCI EM
One Year	n/a	(12.44)%	(14.60)%
Five Year	n/a	(1.13)%	(4.47)%
Life* (annualized)	n/a	(1.73)%	(2.83)%
Life* (cumulative)	n/a	(13.04)%	(20.53)%
*since 12/31/07
Average Annual	Class Y-EMRYX	Class Y-EMRYX
Total Return	After Maximum	Before
12/31/15	Sales Charge	Sales Charge	MSCI EM
One Year	n/a	(12.55)%	(14.60)%
Five Year	n/a	(1.41)%	(4.47)%
Life* (annualized)	n/a	2.20%	(1.57)%
Life* (cumulative)	n/a	13.16%	(8.58)%
*since 4/30/10
8

Inception date for the Emerging Markets Fund was 12/20/93 (Class A), 10/3/03 (Class C), 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.46% / Net Expense Ratio 1.46%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.26% / Net Expense Ratio 2.26%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.14% / Net Expense Ratio 1.00%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.23% / Net Expense Ratio 1.10%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested.

9

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio During the Period	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Emerging Markets Fund
Class A
Actual	$1,000.00	$835.10	1.48%	$6.85
Hypothetical**	$1,000.00	$1,017.74	1.48%	$7.53
Class C
Actual	$1,000.00	$832.20	2.21%	$10.21
Hypothetical**	$1,000.00	$1,014.06	2.21%	$11.22
Class I
Actual	$1,000.00	$837.30	1.00%	$4.63
Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$836.50	1.10%	$5.09
Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
11

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 89.2%

Brazil: 5.8%
2,564,000	BB Seguridade Participacoes SA #	$15,669,268
622,000	Estacio Participacoes SA #	2,178,411
91,300	Itau Unibanco Holding SA #	565,656
427,000	Localiza Rent a Car SA #	2,665,738
144,600	Ouro Fino Saude Animal Participacoes SA #	1,276,648
693,000	Smiles SA #	6,072,986
1,121,800	Valid Solucoes SA #	12,022,492
		40,451,199
China / Hong Kong: 30.2%
1,982,000	AIA Group Ltd. #	11,842,608
51,110	Baidu, Inc. (ADR) *	9,661,834
4,631,392	Beijing Capital International Airport Co. Ltd. #	4,974,361
7,300,000	Beijing Enterprises Water Group Ltd. #	5,110,394
5,903,000	Boer Power Holdings Ltd. #	10,620,368
9,874,900	CAR, Inc. * #	16,272,289
8,365,994	China Animal Healthcare Ltd. * # §	1,403,319
5,151,000	China Medical System Holdings Ltd. #	7,535,900
33,547,000	Chongqing Rural Commercial Bank Co. Ltd. #	20,191,978
32,564,000	EVA Precision Industrial Holdings Ltd. #	5,763,228
239,704	Hollysys Automation Technologies Ltd. (USD)	5,316,635
820,000	JD.com, Inc. (ADR) *	26,457,300
Number
of Shares		Value

China / Hong Kong: (continued)
6,836,000	Phoenix Healthcare Group Co. Ltd. #	$7,942,857
3,380,000	PICC Property & Casualty Co. Ltd. #	6,679,130
3,887,000	Ping An Insurance Group Co. of China Ltd. #	21,385,791
2,929,000	Techtronic Industries Co. #	11,857,306
759,500	Tencent Holdings Ltd. #	14,890,489
9,962,000	Wasion Group Holdings Ltd. #	10,206,575
27,056,000	Xinyi Solar Holdings Ltd. #	10,934,240
1,013,879	Zhengzhou Yutong Bus Co. Ltd. #	3,495,705
		212,542,307
Egypt: 1.0%
1,521,250	Commercial International Bank Egypt SAE	7,382,775
Hungary: 1.9%
691,226	Richter Gedeon Nyrt #	13,046,542
India: 13.4%
2,778,000	Axis Bank Ltd. #	18,765,431
1,615,000	Cadila Healthcare Ltd. #	7,966,192
6,198,000	Dish TV India Ltd. * #	9,495,905
216,700	Glenmark Pharmaceuticals Ltd. #	3,003,343
360,600	HCL Technologies Ltd. #	4,666,407
1,159,700	LIC Housing Finance Ltd. #	8,916,955
1,353,000	Mundra Port & Special Economic Zone Ltd. #	5,315,594
696,500	Phoenix Mills Ltd. #	3,513,771

See Notes to Financial Statements

12

Number
of Shares		Value

India: (continued)
657,990	Strides Shasun Ltd. #	$12,722,748
713,160	VA Tech Wabag Ltd. #	7,362,941
1,129,000	Yes Bank Ltd. #	12,320,801
		94,050,088
Indonesia: 2.8%
19,239,100	Link Net Tbk PT * #	5,540,576
11,130,200	Matahari Department Store Tbk PT #	14,090,093
		19,630,669
Jordan: 0.9%
196,872	Hikma Pharmaceuticals Plc (GBP) #	6,673,855
Kazakhstan: 0.6%
892,000	Halyk Savings Bank of Kazakhstan JSC (GDR) Reg S	4,415,400
Kenya: 1.0%
42,920,000	Safaricom Ltd.	6,838,671
Mexico: 1.3%
2,424,900	Qualitas Controladora SAB de CV *	3,092,593
1,863,000	Unifin Financiera SAPI de CV SOFOM ENR *	5,770,225
		8,862,818
Nigeria: 0.3%
24,300,000	Guaranty Trust Bank Plc	2,219,412
Peru: 1.8%
130,000	Credicorp Ltd. (USD)	12,651,600
Philippines: 1.9%
9,806,000	Robinsons Retail Holdings, Inc. #	13,137,882
Number
of Shares		Value

Russia: 1.9%
55,940	Magnit PJSC #	$8,573,833
249,000	QIWI Plc (ADR)	4,469,550
		13,043,383
South Africa: 5.3%
3,881,000	Life Healthcare Group Holdings Ltd. #	8,809,617
153,077	Naspers Ltd. #	20,923,219
634,000	Spar Group Ltd. #	7,543,515
		37,276,351
Spain: 1.4%
591,616	CIE Automotive SA #	9,907,305
Switzerland: 2.0%
184,400	Luxoft Holding, Inc. (USD) *	14,222,772
Taiwan: 9.0%
8,021,000	Advanced Semiconductor Engineering, Inc. #	9,213,888
790,500	Aerospace Industrial Development Corp. #	963,870
2,195,000	Catcher Technology Co. Ltd. #	18,298,431
205,000	Largan Precision Co. Ltd. #	14,027,072
525,490	Poya Co. Ltd. #	4,842,698
53,224	Sinmag Equipment Corp. #	167,880
3,640,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	15,703,835
		63,217,674
Thailand: 1.4%
724,000	CP All PCL (NVDR) #	786,196
6,421,000	CP ALL PCL #	6,972,603
226,000	Kasikornbank PCL (NVDR) #	939,390

See Notes to Financial Statements

13

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Thailand: (continued)
24,000	Kasikornbank PCL #	$99,608
211,000	Kasikornbank PCL - Foreign #	872,133
		9,669,930
Turkey: 2.0%
435,053	AvivaSA Emeklilik ve Hayat AS	2,498,676
22,874,332	Turkiye Sinai Kalkinma Bankasi AS #	11,908,669
		14,407,345
United Arab Emirates: 0.6%
249,000	Al Noor Hospitals Group Plc (GBP) #	4,061,567
United Kingdom: 2.0%
199,197	Bank of Georgia Holdings Plc #	5,584,388
812,346	Hirco Plc * # §	0
1,213,000	International Personal Finance Plc #	5,150,308
5,696,550	Raven Russia Ltd. * #	3,415,844
		14,150,540
United States: 0.7%
139,000	First Cash Financial Services, Inc. *	5,202,770
Total Common Stocks (Cost: $680,789,214)		627,062,855
PREFERRED STOCKS: 4.4%
Brazil: 1.7%
1,818,600	Itau Unibanco Holding SA #	12,028,794
Colombia: 0.8%
835,000	Banco Davivienda SA	5,734,131
South Korea: 1.9%
14,277	Samsung Electronics Co. Ltd. #	13,197,486
Number
of Shares		Value

Total Preferred Stocks (Cost: $40,309,730)		$30,960,411
REAL ESTATE INVESTMENT TRUST: 1.0% (Cost: $8,676,441)
Mexico: 1.0%
4,370,300	TF Administradora Industrial, S de RL de CV	7,054,556
WARRANTS: 2.4%
Luxembourg: 2.4%
270,000	Deutsche Bank, London Branch, aXess Warrants (SAR 0.00, expiring 09/27/16) * # (a)	5,628,328
1,756,666	Deutsche Bank, London Branch, aXess Warrants (SAR 0.00, expiring 09/27/16) * # (b)	10,919,190
Total Warrants (Cost: $18,818,961)		16,547,518
MONEY MARKET FUND: 3.1% (Cost: $22,115,712)
22,115,712	AIM Treasury Portfolio—Institutional Class	22,115,712
Total Investments: 100.1% (Cost: $770,710,058)		703,741,052
Liabilities in excess of other assets: (0.1)%		(575,654)
NET ASSETS: 100.0%		$703,165,398

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SAR	Saudi Riyal
USD	United States Dollar

See Notes to Financial Statements

14

(a)	Issue price $18.40. The security is linked to the performance of Almarai Co.
(b)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $558,636,440 which represents 79.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,403,319 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Consumer Discretionary	15.0%	$105,825,223
Consumer Staples	6.1	42,642,357
Financials	32.2	226,791,851
Health Care	10.6	74,442,588
Industrials	8.8	62,261,525
Information Technology	20.6	144,809,214
Telecommunication Services	1.8	12,379,247
Utilities	1.8	12,473,335
Money Market Fund	3.1	22,115,712
	100.0%	$703,741,052

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$—	$40,451,199	$—	$40,451,199
China / Hong Kong	41,435,769	169,703,219	1,403,319	212,542,307
Egypt	7,382,775	—	—	7,382,775
Hungary	—	13,046,542	—	13,046,542
India	—	94,050,088	—	94,050,088
Indonesia	—	19,630,669	—	19,630,669
Jordan	—	6,673,855	—	6,673,855
Kazakhstan	4,415,400	—	—	4,415,400
Kenya	6,838,671	—	—	6,838,671
Mexico	8,862,818	—	—	8,862,818
Nigeria	2,219,412	—	—	2,219,412
Peru	12,651,600	—	—	12,651,600

See Notes to Financial Statements

15

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks (continued)
Philippines	$—	$13,137,882	$—	$13,137,882
Russia	4,469,550	8,573,833	—	13,043,383
South Africa	—	37,276,351	—	37,276,351
Spain	—	9,907,305	—	9,907,305
Switzerland	14,222,772	—	—	14,222,772
Taiwan	—	63,217,674	—	63,217,674
Thailand	—	9,669,930	—	9,669,930
Turkey	2,498,676	11,908,669	—	14,407,345
United Arab Emirates	—	4,061,567	—	4,061,567
United Kingdom	—	14,150,540	0	14,150,540
United States	5,202,770	—	—	5,202,770
Preferred Stocks
Brazil	—	12,028,794	—	12,028,794
Colombia	5,734,131	—	—	5,734,131
South Korea	—	13,197,486	—	13,197,486
Real Estate Investment Trust*	7,054,556	—	—	7,054,556
Warrants*	—	16,547,518	—	16,547,518
Money Market Fund	22,115,712	—	—	22,115,712
Total	$145,104,612	$557,233,121	$1,403,319	$703,741,052
*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $25,555,562 and transfers from Level 2 to Level 1 were $3,625,745. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2014	$—	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(4,185,102)	—
Purchases	1,552,590	—
Sales	—	—
Transfers in and/or out of level 3†	4,035,831	—
Balance as of December 31, 2015	$1,403,319	$0

†	During the year ended December 31, 2015, transfers from Level 2 to Level 3 resulted primarily from limited observability of the security issuer’s current financial condition.

See Notes to Financial Statements

16

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $770,710,058)	$703,741,052
Cash denominated in foreign currency, at value (Cost $2,933,861)	2,908,826
Receivables:
Investments sold	5,734,101
Shares of beneficial interest sold	17,949,930
Dividends	170,511
Prepaid expenses	110,080
Other assets	21,879
Total assets	730,636,379
Liabilities:
Payables:
Investments purchased	14,161,502
Shares of beneficial interest redeemed	6,761,663
Due to Adviser	193,223
Due to custodian	5,679,624
Due to Distributor	53,689
Deferred Trustee fees	76,487
Accrued expenses	544,793
Total liabilities	27,470,981
NET ASSETS	$703,165,398
Class A Shares:
Net Assets	$141,901,329
Shares of beneficial interest outstanding	11,439,181
Net asset value and redemption price per share	$12.40
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$13.16
Class C Shares:
Net Assets	$27,438,156
Shares of beneficial interest outstanding	2,427,983
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$11.30
Class I Shares:
Net Assets	$274,308,905
Shares of beneficial interest outstanding	21,085,386
Net asset value, offering and redemption price per share	$13.01
Class Y Shares:
Net Assets	$259,517,008
Shares of beneficial interest outstanding	20,706,001
Net asset value, offering and redemption price per share	$12.53
Net Assets consist of:
Aggregate paid in capital	$813,323,050
Net unrealized depreciation	(66,932,602)
Undistributed net investment income	1,305,976
Accumulated net realized loss	(44,531,026)
$703,165,398

See Notes to Financial Statements

17

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends (net of foreign taxes withheld of $858,675)		$9,028,501
Expenses:
Management fees	4,060,100
Distribution fees - Class A	321,619
Distribution fees - Class C	275,888
Transfer agent fees - Class A	153,363
Transfer agent fees - Class C	42,888
Transfer agent fees - Class I	82,143
Transfer agent fees - Class Y	242,236
Administration fees	1,353,367
Custodian fees	244,378
Professional fees	106,063
Registration fees - Class A	6,131
Registration fees - Class C	6,299
Registration fees - Class I	12,259
Registration fees - Class Y	17,904
Reports to shareholders	15,578
Insurance	22,420
Trustees’ fees and expenses	80,162
Interest	3,138
Other	27,751
Total expenses	7,073,687
Waiver of management fees	(505,603)
Net expenses		6,568,084
Net investment income		2,460,417
Net realized loss on:
Investments (net of foreign taxes withheld of $410,669)		(24,994,333)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(662,232)
Net realized loss		(25,656,565)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes withheld of $747,245)		(82,393,502)
Foreign currency transactions and foreign denominated assets and liabilities		110,778
Net change in unrealized appreciation (depreciation)		(82,282,724)
Net Decrease in Net Assets Resulting from Operations		$(105,478,872)

See Notes to Financial Statements

18

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
Operations:
Net investment income	$2,460,417	$565,195
Net realized gain (loss)	(25,656,565)	595,448
Net change in unrealized appreciation (depreciation)	(82,282,724)	(9,977,067)
Net decrease in net assets resulting from operations	(105,478,872)	(8,816,424)
Dividends to shareholders from:
Net investment income
Class A Shares	(11,492)	—
Class C Shares	(2,415)	—
Class I Shares	(20,286)	—
Class Y Shares	(21,781)	—
Total dividends	(55,974)	—
Share transactions:
Proceeds from sale of shares
Class A Shares	109,366,978	54,754,005
Class C Shares	16,027,662	10,320,203
Class I Shares	296,195,929	109,141,022
Class Y Shares	350,118,696	71,338,157
	771,709,265	245,553,387
Reinvestment of dividends
Class A Shares	9,827	—
Class C Shares	1,575	—
Class I Shares	19,059	—
Class Y Shares	11,941	—
	42,402	—
Cost of shares redeemed
Class A Shares	(56,133,441)	(78,224,357)
Class C Shares	(11,425,329)	(7,783,055)
Class I Shares	(85,504,419)	(13,891,689)
Class Y Shares	(127,088,975)	(25,193,304)
	(280,152,164)	(125,092,405)
Net increase in net assets resulting from share transactions	491,599,503	120,460,982
Total increase in net assets	386,064,657	111,644,558
Net Assets:
Beginning of year	317,100,741	205,456,183
End of year #	$703,165,398	$317,100,741
# Including undistributed (accumulated) net investment income (loss)	$1,305,976	$(25,570)

See Notes to Financial Statements

19

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$14.24		$14.34	$12.94	$ 9.92	$13.69
Income from investment operations:
Net investment income (loss)	0.02		0.03	0.01	0.01	(0.01	)(b)
Net realized and unrealized gain (loss) on investments	(1.86)		(0.13)	1.45	3.01	(3.63)
Total from investment operations	(1.84)		(0.10)	1.46	3.02	(3.64)
Less distributions Net investment income	(—	)(c)	—	(0.06)	—	(0.13)
Net asset value, end of year	$12.40		$14.24	$14.34	$12.94	$ 9.92
Total return (a)	(12.91)%		(0.70)%	11.31%	30.44%	(26.58)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$141,901		$108,775	$133,438	$90,833	$52,253
Ratio of gross expenses to average net assets	1.46%		1.54%	1.63%	1.67%	1.76%
Ratio of net expenses to average net assets	1.46%		1.54%	1.63%	1.67%	1.76%
Ratio of net expenses, excluding interest expense, to average net assets	1.46%		1.54%	1.63%	1.67%	1.76%
Ratio of net investment income (loss) to average net assets	0.20%		0.27%	0.13%	(0.04)%	(0.11)%
Portfolio turnover rate	38%		75%	81%	92%	94%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$13.08		$13.29	$12.11	$ 9.36	$13.01
Income from investment operations:
Net investment loss	(0.07)		(0.08)	(0.09)	(0.09)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	(1.71)		(0.13)	1.33	2.84	(3.42)
Total from investment operations	(1.78)		(0.21)	1.24	2.75	(3.52)
Less distributions Net investment income	(—	)(c)	—	(0.06)	—	(0.13)
Net asset value, end of year	$11.30		$13.08	$13.29	$12.11	$ 9.36
Total return (a)	(13.60)%		(1.58)%	10.27%	29.38%	(27.05)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,438		$27,199	$25,259	$20,127	$16,611
Ratio of gross expenses to average net assets	2.26%		2.46%	2.63%	2.61%	2.70%
Ratio of net expenses to average net assets	2.26%		2.46%	2.50%	2.50%	2.50%
Ratio of net expenses, excluding interest expense, to average net assets	2.26%		2.46%	2.50%	2.50%	2.50%
Ratio of net investment loss to average net assets	(0.59)%		(0.69)%	(0.76)%	(0.78)%	(0.86)%
Portfolio turnover rate	38%		75%	81%	92%	94%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

21

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$14.86		$14.88	$13.38	$10.21	$14.01
Income from investment operations:
Net investment income	0.06		0.08	0.04	0.05	0.05 (b)
Net realized and unrealized gain (loss) on investments	(1.91)		(0.10)	1.52	3.12	(3.72)
Total from investment operations	(1.85)		(0.02)	1.56	3.17	(3.67)
Less distributions Net investment income	(—	)(c)	—	(0.06)	—	(0.13)
Net asset value, end of year	$13.01		$14.86	$14.88	$13.38	$10.21
Total return (a)	(12.44)%		(0.13)%	11.69%	31.05%	(26.19)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$274,309		$101,118	$10,593	$4,025	$3,019
Ratio of gross expenses to average net assets	1.14%		1.21%	1.77%	2.31%	2.22%
Ratio of net expenses to average net assets	1.00%		1.00%	1.18%	1.25%	1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%	1.18%	1.25%	1.25%
Ratio of net investment income to average net assets	0.64%		0.35%	0.36%	0.43%	0.38%
Portfolio turnover rate	38%		75%	81%	92%	94%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$14.33		$14.38	$12.97	$ 9.92	$13.68
Income from investment operations:
Net investment income (loss)	0.06		0.09	0.02	0.04	(0.06	)(b)
Net realized and unrealized gain (loss) on investments	(1.86)		(0.14)	1.45	3.01	(3.57)
Total from investment operations	(1.80)		(0.05)	1.47	3.05	(3.63)
Less distributions Net investment income	(—	)(c)	—	(0.06)	—	(0.13)
Net asset value, end of year	$12.53		$14.33	$14.38	$12.97	$ 9.92
Total return (a)	(12.55)%		(0.35)%	11.36%	30.75%	(26.53)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$259,517		$80,008	$36,166	$23,325	$10,990
Ratio of gross expenses to average net assets	1.23%		1.33%	1.50%	1.51%	2.08%
Ratio of net expenses to average net assets	1.10%		1.16%	1.50%	1.51%	1.70%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%		1.16%	1.50%	1.51%	1.70%
Ratio of net investment income (loss) to average net assets	0.58%		0.52%	0.18%	0.14%	(0.54)%
Portfolio turnover rate	38%		75%	81%	92%	94%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

23

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Emerging Markets Fund (the “Fund) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers four classes of shares: Class A, C, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy.
24

The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices or relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are values at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or
25

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
26

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2015 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of
27

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

this disclosure are found below. At December 31, 2015, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for seven days during the year ended December 31, 2015 with an average unrealized appreciation of $7,153. At December 31, 2015, the Fund held no forward foreign currency contracts.

The impact of transactions in derivatives (not designated as hedging instruments under GAAP) during the year ended December 31, 2015 was as follows:

Foreign Currency Risk
Realized gain:
Forward foreign currency contracts[1]	$85

[1]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.
28

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed, through May 1, 2016, to voluntarily waive management fees and to assume as its own certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses do not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payment on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2015, are as follows:

	Expense Limitation	Waiver of Management Fees
Class A	1.60%	$—
Class C	2.50	—
Class I	1.00	266,660
Class Y	1.10	238,943

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets. During the year ended December 31, 2015, the Adviser received $1,353,367 from the Fund pursuant to this contract.

For the year ended December 31, 2015, Van Eck Securities Corporation (the “Distributor”), and affiliate and wholly-owned subsidiary of the Adviser, received a total of $212,202 in sales loads relating to the sale of shares of the Fund, of which $183,871 was reallowed to broker/dealers and the remaining $28,331 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $679,254,308 and $192,395,564, respectively.

29

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $772,634,953 and net unrealized depreciation aggregated to $(68,893,901) of which $33,007,307 related to appreciated securities and $101,901,208 related to depreciated securities.

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,382,461
Accumulated capital losses	(42,606,131)
Other temporary difference	(76,485)
Unrealized depreciation	(68,857,497)
Total	$(110,157,652)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$55,974	$—

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses	Post-Effective No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
$20,531,620	$5,239,002	$16,835,509

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $1,072,897, decreased accumulated net realized loss on investments by $1,072,900 and decreased aggregated paid in capital by $3. Net assets were not affected by these reclassifications. These differences are primarily due to foreign currency transactions and foreign capital gain taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

30

tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

31

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended December 31, 2015	Year Ended December 31, 2014

Class A
Shares sold	7,914,096	3,768,949
Shares reinvested	784	—
Shares redeemed	(4,115,498)	(5,436,234)
Net increase (decrease)	3,799,382	(1,667,285)
Class C
Shares sold	1,265,617	765,393
Shares reinvested	138	—
Shares redeemed	(917,775)	(585,935)
Net increase	347,980	179,458
Class I
Shares sold	20,545,710	7,011,251
Shares reinvested	1,449	—
Shares redeemed	(6,264,556)	(920,157)
Net increase	14,282,603	6,091,094
Class Y
Shares sold	24,727,020	4,809,389
Shares reinvested	942	—
Shares redeemed	(9,604,127)	(1,741,611)
Net increase	15,123,835	3,067,778

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 12 day period for which a loan was outstanding amounted to $6,507,826 and the average interest rate was 1.45%. At December 31, 2015 the Fund had no outstanding borrowings under the Facility.

32

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

33

EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck Funds and
Shareholders of Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (one of the series constituting Van Eck Funds) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund (one of the series constituting Van Eck Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2016

34

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2015 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$1,262,386	$9,887,548
35

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present;Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
36

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
37

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
38

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since
2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006- 2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.

39

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	EMEAR

ANNUAL REPORT
December 31, 2015

Van Eck Funds

Global Hard Assets Fund

International Investors Gold Fund

1.800.826.2333	vaneck.com

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
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■ Social Security number and account balances

■ assets and payment history

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How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) declined 33.42% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2015. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 (SPGINRTR) declined 24.28% for the same period.

Several key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position and underperformance in the diversified metals and mining sub-sector—Glencore (2.8% of Fund net assets†) and First Quantum Minerals (1.9% of Fund net assets†)—and an overweight position and underperformance in the coal and consumable fuels sub-sector—CONSOL Energy (1.4% of Fund net assets†). Combined, these accounted for a majority of the relative underperformance on the year. While further details on these companies are provided below, in our view, these companies, despite falling particularly victim to declining commodity prices and slowing demand concerns, were generally overly punished by the market.

At the end of the annual period, energy was the Fund’s largest sector weighting, although this exposure remained underweight compared to its benchmark. The Fund ended the year with its overall energy exposure having increased slightly during the 12 months of 2015 to approximately 63%.

Over the last six months of the year, the Fund’s exposure to the diversified metals and mining sub-sector decreased, in particular because of the continuing decline of base metals prices during the period. Over the same period, the Fund’s exposure to gold increased as confidence in the industry’s effectiveness in addressing the twin issues of high capex2 and high debt levels increased.

At the end of the period, within energy, the Fund was overweight the oil and gas drilling, oil and gas exploration and production, and coal and consumable fuels sub-sectors. The Fund was also overweight the fertilizers and agricultural chemicals, diversified metals and mining, and gold sub-sectors. While the Fund was significantly underweight integrated oil and gas companies throughout the annual period, and had no allocation to the sub-sector at period end, at that time it was also underweight the oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation sub-sectors.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and as such, has been historically underweight energy relative to the SPGINRTR, the Fund’s benchmark index. For example, the

1

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

benchmark was approximately 84% energy as of December 31, 2015, whereas the Fund was approximately 63% energy. As a point of reference, the S&P® Global Natural Resources Index3 (SPGNRUT), which was approximately one third energy as of December 31, 2015, declined 24.50% for the 12 month period.

Overview

The most significant factors influencing the markets in which the Fund invested over the past 12 months were the effects on the energy sector of the continuing depressed crude oil prices, together with the severe pressure felt by the metals and mining sector from the continuing depressed base metals prices.

The narrative of 2015 was, however, a “Tale of Two Halves.”

In the first half of the year, market concerns were as to whether companies were going to be able to continue to grow—given commodity prices, cash flows, financing capabilities, and liquidity. In the second half, however, as commodity prices either remained weak or weakened further, concerns ceased to be about growth, but simply about survival. For the companies that were going to survive, just what sort of shape they were going to be in. Decisions centered on cutting capital spending and dividends, restructuring debt, selling assets and/or raising equity, if these efforts would substantially impact intrinsic value and shareholder returns.

Concerns in the second half about survival unambiguously focused more sharply on balance sheet health. The liquidity not only in oil and gas companies, but also within other sectors came under closer scrutiny. Furthermore, confidence in yieldcos4 and MLPs5 took a battering, clearly reflected by a precipitous decline in their share prices.

As illustration of the split character of 2015, despite the fact that the dramatic sell-off in oil at the end of the fourth quarter 2014 overhung the market during the first half of 2015, oil prices did experience a rebound (above $60) in the spring and, except for coal and consumable fuels, each energy sub-sector provided positive returns for the six-month period. Thereafter, prices declined to the end of the year. Having already fallen nearly 46% in 2014, to end the year at $53.27 per barrel, by the end of December 2015, West Texas Intermediate (WTI) front month crude prices had fallen to $37.04 per barrel, a decline of 30% over the 12 month period.

Even though there was grumbling from a number of its members, in its last meeting on December 4, prodded by Saudi Arabia, OPEC agreed to continue to pump oil sans any output reduction.

2

Having ended 2014 approximately 32% down from the previous year, by the end of 2015 North American Henry Hub natural gas front month futures were nearly 20% lower, ending the year at $2.337 per MMBtu (million British Thermal Units).

In the second quarter of 2015, though there may have been signs that both European and U.S. economic growth was picking up, growth in the third quarter of the year actually turned out to be anemic: a “Tale,” once again, of “Two Halves.” Toward the end of the fourth quarter, on the back of mixed data, concerns started to appear about a growth slowdown in the U.S. Despite evidence of some stabilization in China toward the end of the first half of the year, uncertainty about the extent of Chinese growth continued to yearend.

Geopolitical risks, having already been significant in the first half of the year, only increased in the second half, in particular with Russia’s intervention in Syria and its first airstrike at the end of September. Russia’s actions, combined with subsequent terrorist events in both Paris and San Bernardino, California, only exacerbated concerns about global growth.

We believe that, for all the brouhaha surrounding the climate talks in Paris, they turned out, essentially, to be almost a “non-event.” There may have been great long-term goals, but execution appears to remain neither verifiable nor certifiable.

In the third quarter of the year, the metals and mining sector came under increasing pressure as, with a continuing slide in commodities prices, investors became more worried about producer debt levels.

Base metals suffered from similar concerns about global growth and excess supply. For the first time since 2013, when the global restructuring of the mining industry began, 2015 increasingly saw proactive production cuts from producing mines, rather than defensive cuts from capex and future production.

For precious metals, the macro environment remained negative all year. Factors included a rising dollar, deflationary pressures, and slowing global trade. Gold declined during 2015. Platinum and palladium were also both down during the period.

After a strong crop in South America the previous winter, the U.S. also saw a very good growing season for soy, corn, and wheat in 2015. Carryover balances increased dramatically, moving to a larger surplus with a subsequent decline in prices. Despite the current El Niño episode looking to be one of the strongest ever recorded, beating even that of

3

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

1997-98, by the end of the year it had had little impact, save for delaying, perhaps, the start of winter and, thereby, adversely affecting the price of natural gas.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance were oil and gas refining and marketing, forest products, and electrical components and equipment.

The three weakest contributing sub-sectors to the Fund’s performance were diversified metals and mining, oil and gas exploration and production, and oil and gas storage and transportation.

The Fund’s three strongest contributing individual positions were all energy-related companies. The strongest contributor was Valero Energy (4.4% of Fund net assets†) an oil and gas refining and marketing company which benefited from low oil prices, the demand response to these prices in the form of increased gasoline consumption and both good crack spreads and good margins. The other two strongest performing companies were both engaged in oil and gas exploration and production: Parsley Energy and Diamondback Energy (2.8% and 4.3% of Fund net assets,† respectively). Both benefited from the high quality of their assets and acreages.

The Fund’s three weakest contributors were two diversified metals and mining companies and a coal and consumable fuels company. Glencore Xstrata (2.8% of Fund net assets†) was hit not only by market concerns about its debt level, but also its exposure to both coal and zinc, together with the continuing woes in the copper market. First Quantum Minerals (1.9% of Fund net assets†) suffered not only from its exposure to copper, but also faced speculation in the market about its debt levels, albeit to less of a degree than Glencore Xstrata. However, on an operational level, the company suffered from the effects of cuts in the power supply to its facilities in Zambia where it cut nearly fifteen hundred jobs because of them. Coal and consumable fuels company CONSOL Energy (1.4% of Fund net assets†) was a victim of the weak natural gas and coal markets.

Significant purchases by the Fund were made in the gold sector which saw increases in its positions in gold mining companies Agnico Eagle Mines (4.5% of Fund net assets†) and Goldcorp (3.7% of Fund net assets†). The Fund’s position in CF Industries (3.7% of Fund net assets†), a fertilizers and agricultural chemicals company, was also increased.

4

The Fund’s largest sales during the period were the oil and gas exploration and production company Marathon Oil, the construction machinery and heavy trucks company Cummins, and the oil and gas equipment and services company National Oilwell Varco (all eliminated by the Fund by period end).

During the 12 month period, the Fund’s positions in the gold and fertilizers and agricultural chemicals sub-sectors increased. Although the Fund’s overall allocation to the energy sector was also increased, with the most significant increase in allocation being to the oil and gas exploration and production sub-sector, within the sector there was a significant decrease in allocation to the coal and consumable fuels sub-sector. While the diversified metals and mining sub-sector saw a significant decrease in allocation during the period under review, there were also decreases in the building products and construction, and machinery and heavy trucks sub-sectors, from each of which the Fund had exited entirely by December 31, 2015.

Outlook

In 2015, actual capital expenditure, and expectations and budgets for 2016, continued to decline. During the year, many cuts were made voluntarily, for example, the massive capex cuts (approximately $100 bn since 2014) made by the integrated oil companies. In 2016, however, we believe any further capex cuts are more likely to be made compulsorily.

The paradox of 2015 was that China went from “bad” to “not all bad,” and the U.S. from “not all good” to “mixed.” Such a combination, in terms of expectations and outlook, could only be described as toxic. However, the absolute data for crude oil demand continued to be very strong for both of countries—the world’s two largest consumers.

This was true not only in absolute terms, but also in percentage terms. Gasoline demand in China hit a record in August, as did vehicle sales in November. This resulted in record oil demand. To us, unless global growth collapses totally, the strength of such demand should continue.

Although we anticipate a somewhat lackluster outlook for crude in the beginning of 2016, we are, however, more optimistic for the second half of the year. While it may have taken longer than we originally expected, capex reductions will ultimately result in a meaningful supply response, and demand remains solid, particularly in both China and the U.S. Having dropped to 859 rigs by the end of June, a decline of 53%, by the end of the year the total U.S. rig count had fallen to 698, a decline of

5

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

approximately 61%. More explicitly, the oil component fell 64% during the year from 1,482 to 536 rigs.

In the metals and mining sub-sector, following several years of capex cuts affecting future production and, in 2015, mine closures affecting current production, producers are now finding themselves increasingly forced to go after the highest grade ores. This situation, however, can only last so long, before, even with prices falling, they are forced to return to lower grade material, if only for geological and engineering reasons. Expectations are these cuts will continue and that there will be subsequent reductions in supply. For copper, the forecasts are for a deficit in 2016 for the first time in many years.

Since 1955, one of the pillars of our investment philosophy has been to look for long-term growth and the structural enhancement in intrinsic value in the companies in which we invest. Even in today’s extremely challenging conditions this continues to be one of our guiding tenets. Since we remain convinced that positioning our portfolio for the future, and not just reacting to current circumstance, is of paramount importance, our focus across the sectors in which we invest remains on high conviction companies that can navigate price volatility and help grow sustainable net asset value.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

6

We very much appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Shawn Reynolds
Portfolio Manager January 12, 2016	Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	Capital expenditure, or capex, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm.

[3]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.

[4]	A yieldco is a dividend growth-oriented public company, created by a parent company that bundles renewable and/or conventional long-term contracted operating assets in order to generate predictable cash flows.

[5]	Master Limited Partnership, or MLP, is a type of limited partnership that is publicly traded. The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP’s cash flow, and the general partner is the party responsible for managing the MLP’s affairs and receives compensation that is linked to the performance of the venture.
7

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

Concho Resources, Inc.	5.1%
Pioneer Natural Resources Co.	5.1%
Schlumberger Ltd.	5.1%
Cimarex Energy Co.	5.0%
Agnico-Eagle Mines Ltd.	4.4%
EOG Resources, Inc.	4.4%
Valero Energy Corp.	4.3%
Diamondback Energy, Inc.	4.3%
Halliburton Co.	4.1%
CF Industries Holdings, Inc.	3.7%
*Percentage of net assets. Portfolio is subject to change.
8

INTERNATIONAL INVESTORS GOLD FUND

(unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) fell 24.63% (Class A shares, excluding sales charge) during the year ended December 31, 2015, in line with the performance of the NYSE Arca Gold Miners Index (GDMNTR),1 which was down 24.79% for the same period.

Gold Sector Overview

■	Gold closed at $1,061.42 per ounce on December 31, 2015, down $123.44 or 10.4% during 2015.

■	Gold started the year strong. In January, the Swiss broke the franc’s peg to the euro, the European Central Bank (ECB) started a massive quantitative easing[2] program, and radical leadership came to power in Greece. Concerns over currencies, deflation, and sovereign debt caused gold to advance in tandem with the U.S. dollar as safe haven assets, and gold traded as high as $1,308 per ounce on January 22.

■	In February the market’s attention shifted from global financial risk to U.S. monetary policy expectations.

■	The gold price dropped more than $30 on both February 6 and March 6, following stronger-than-expected U.S. employment reports that increased market expectations for a Federal Reserve (Fed) rate hike. From early March to early July, the gold priced moved up and down around the $1,200 per ounce level driven primarily by U.S. economic data releases and the markets’ interpretation of how the data affected the timing of the anticipated Fed funds rate increase.

■	The gold market was again met with selling pressure following the July 17 release by the People’s Bank of China (PBOC) of its official gold holdings. The figures were substantial but below expectations, causing gold to drop to $1,085 per ounce as of the close on August 5.

■	Subsequently, news again out of China took gold higher, following a stock market selloff and adjustments to the way the yuan is managed. Investors were afraid that further economic weakness in China might spread to engulf the global economy, and gold performed as a safe haven investment, outperforming against most asset classes in the midst of widespread panic.

■	However, gold was not able to overcome the negative sentiment brought on by persistent anticipation of rising rates in the U.S. On December 3, gold fell intraday to its low for the year at $1,046 per ounce.
9

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

■	The Fed finally announced a 25 basis point increase in the targeted federal funds rate on December 16, an announcement that, we believe, at that point had already been priced into the gold market.

With the gold price averaging $1,206 per ounce during the first half of 2015, gold stocks were doing well, posting double digit gains up until about mid-May. But, as would be expected, the drop in the gold price during the second half of the year brought with it underperformance by gold stocks. GDMNTR finished the year down 24.79%, while small-cap gold mining stocks, as represented by the Market Vectors Junior Gold Miners Index (MVGDXJTR),3 were down 19.15%. At a gold price below $1,100 per ounce, many companies struggle to generate meaningful cash flow, while some mines are simply unprofitable. Credit Suisse calculates that 15% of production in its coverage universe is free cash flow negative at $1,100 gold. At $1,200 per ounce gold, things look very different and the sector’s cash flow generation increases significantly, as reflected by the strong performance of the stocks in the first half of 2015. The companies have also made significant changes to the way they run their businesses over the last couple of years, which has led to a reduction in costs, improved capital allocation, lower debt, and an overall healthier sector. Lower fuel prices and weaker currencies are also having a positive impact on costs of production.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as on royalty and streaming companies,4 which have no operating costs. The Fund continues to be fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. At the end of 2015, the Fund held no gold bullion.

Australian company Evolution Mining (3.4% of Fund’s net assets†) was the best performing stock in the portfolio, up 110% during the year, following asset acquisitions that transformed the company from a junior to a mid-tier producer. The company, as well as other Australian producers, is also benefiting from the positive effects of a weaker Australian dollar on its U.S. dollar denominated costs. Eldorado Gold (4.7% of Fund’s net assets†) underperformed (down 51%) due to actions by the new Greek government that eventually led to a two month suspension of operations and construction activities at its projects in Greece. Although some further delays may occur, we believe the

10

company will be successful in bringing its Greek projects online, giving Eldorado one of the best growth profiles in the sector.

Outlook

There are a number of risks to growth and economic development around the world that, taken in isolation, might not have a global impact. However, as these generally dispersed risks mount in number, there may come a breaking point where widespread financial collapse becomes unavoidable. Among these risks are escalating geopolitical turmoil in the Middle East, recurring issues with European sovereign debt, currency issues and slowing growth in China, Russian aggression, and economies in Japan and the U.S. that fail to reach their potential. For 2016 and beyond, gold can act as a financial hedge against these risks.

In our view, gold and gold stocks are unloved and oversold. The current period of 2011 to 2015 ranks historically among the worst bear markets for gold and gold stocks, as measured by peak-to-trough performance in percentage terms. Given the depth and duration of this bear market, using past markets as guides suggests this market should begin to improve in 2016. We see 2016 as a year when many of the headwinds to the gold price should begin to ease.

The Fed has guided towards roughly another one percent in rate increases in 2016, which would probably amount to four 25 basis point increases. Given the extreme caution the Fed has exhibited in getting to this point in the rate cycle, it is hard to imagine it being more aggressive. In fact, we believe there is a good possibility that the Fed will not be as aggressive as its current guidance suggests. In our view, the U.S. economy is no longer capable of generating more than 2% annual growth due to policy uncertainty, the debt burden, and a byzantine tax and regulatory structure that has reached economically stifling proportions. A low-growth economy is vulnerable to impediments and rising rates could become a significant impediment in 2016. Also, debt service would double if rates returned to the levels of 2007, which suggests that increasing rates could become unpopular politically.

Negative real (inflation-adjusted) rates are a common characteristic of gold bull markets. After rising from 2011 to 2015, we believe real rates could fall somewhat in 2016 if inflation picks up as commodities prices stabilize and if tighter U.S. labor markets put pressure on wages. In addition, economic weakness may cause the Fed to reduce its rate outlook.

11

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

The U.S. dollar had a tremendous run from July 2014 through March 2015, in which the U.S. Dollar Index (DXY)5 advanced 25% to new long-term highs. It held those gains through December. A strengthening U.S. economy, weak global growth, and anticipation of rising rates drove the dollar’s rise. These drivers are priced in, in our view, which limits the scope for further gains in the dollar.

Another factor putting pressure on gold has been a weak commodities sector. As producers address overproduction of commodities, where prices have been hurt mainly by slack demand from China, the downward price pressure is likely to ease in 2016.

Gold production has been on the rise since 2009. We expect mine production to begin a slow, permanent decline in 2016, a trend that would increase should the gold price fall further. While gold production is not a strong price driver due to large above-ground stocks, we believe evidence of a production decline would nonetheless have a positive influence on prices. In addition, gold positioning indicates that bearish bets are at extreme levels that are typical of turning points in the market.

We acknowledge that the gold market is unsettled and there is little positive sentiment as the year begins. However, having been through a number of bear markets in our 47 years as gold fund managers, we also know that these markets always come to an end and that gold shares offer their highest leverage to gold when the price is close to the cost of production. Perhaps this leverage will be on display in 2016.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus and summary prospectus for information on these and other risk considerations.

12

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager January 8, 2016	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Quantitative easing (QE) is an unconventional monetary policy used by a central bank to stimulate an economy when standard monetary policy has become ineffective.

[3]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[4]	Royalty and streaming companies provide capital to developing gold mining producers in exchange for a royalty or a predetermined portion (stream) based on a mine or project’s future production.

[5]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
13

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

Agnico-Eagle Mines Ltd.	7.7%
Randgold Resources Ltd.	6.0%
Goldcorp, Inc.	5.6%
B2Gold Corp.	5.5%
Eldorado Gold Corp.	4.7%
Tahoe Resources, Inc.	4.3%
Newcrest Mining Ltd.	4.2%
Silver Wheaton Corp.	3.7%
Alamos Gold, Inc.	3.6%
Royal Gold, Inc.	3.4%
*Percentage of net assets. Portfolio is subject to change.
14

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/15	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500
One Year	(37.24)%	(33.42)%	(24.28)%	1.38%
Five Year	(13.70)%	(12.68)%	(5.50)%	12.57%
Ten Year	(0.96)%	(0.37)%	1.49%	7.31%

Average Annual Total Return 12/31/15	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500
One Year	(34.62)%	(33.96)%	(24.28)%	1.38%
Five Year	(13.38)%	(13.38)%	(5.50)%	12.57%
Ten Year	(1.15)%	(1.15)%	1.49%	7.31%

Average Annual Total Return 12/31/15	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	(33.18)%	(24.28)%	1.38%
Five Year	n/a	(12.35)%	(5.50)%	12.57%
Life* (annualized)	n/a	(2.08)%	(0.17)%	7.01%
Life* (cumulative)	n/a	(18.38)%	(1.67)%	92.47%

*since 5/1/06

The performance quoted represents past performance. Past performance is not guarantee of future results; current performance may be lower or higher than the performance data quoted.

15

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/15	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	(33.27)%	(24.28)%	1.38%
Five Year	n/a	(12.47)%	(5.50)%	12.57%
Life* (annualized)	n/a	(8.11)%	(2.20)%	12.42%
Life* (cumulative)	n/a	(38.11)%	(11.86)%	94.28%

*since 4/30/10

Inception date for the Global Hard Assets Fund was 11/2/94 (Class A and Class C), 5/1/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.36% / Net Expense Ratio 1.36%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.16% / Net Expense Ratio 2.16%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.04% / Net Expense Ratio 1.00%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.15% / Net Expense Ratio 1.13%

Van Eck Associates Corporation (Adviser) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

16

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/15	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDMNTR	S&P 500
One Year	(28.98)%	(24.63)%	(24.79)%	1.38%
Five Year	(24.72)%	(23.82)%	(25.00)%	12.57%
Ten Year	(2.39)%	(1.81)%	(7.27)%	7.31%

Average Annual Total Return 12/31/15	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDMNTR	S&P 500
One Year	(26.02)%	(25.28)%	(24.79)%	1.38%
Five Year	(24.41)%	(24.41)%	(25.00)%	12.57%
Ten Year	(2.54)%	(2.54)%	(7.27)%	7.31%

Average Annual Total Return 12/31/15	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	(24.22)%	(24.79)%	1.38%
Five Year	n/a	(23.50)%	(25.00)%	12.57%
Life* (annualized)	n/a	(2.41)%	(8.76)%	7.01%
Life* (cumulative)	n/a	(20.23)%	(57.14)%	87.15%

*since 10/2/06

The performance quoted represents past performance. Past performance is not guarantee of future results; current performance may be lower or higher than the performance data quoted.

17

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/15	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	(24.26)%	(24.79)%	1.38%
Five Year	n/a	(23.61)%	(25.00)%	12.57%
Life* (annualized)	n/a	(17.11)%	(19.55)%	12.42%
Life* (cumulative)	n/a	(65.51)%	(70.88)%	94.28%

*since 4/30/10

Inception date for the International Investors Gold Fund was 2/10/56 (Class A), 10/3/03 (Class C), 10/2/06 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.43% / Net Expense Ratio 1.43%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.22% / Net Expense Ratio 2.20%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.21% / Net Expense Ratio 1.10%

Van Eck Associates Corporation (Adviser) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

18

VAN ECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Global Hard Assets Fund
Class A	Actual	$1,000.00	$677.90	1.33%	$5.62
	Hypothetical**	$1,000.00	$1,018.50	1.33%	$6.77
Class C	Actual	$1,000.00	$674.90	2.10%	$8.87
	Hypothetical**	$1,000.00	$1,014.62	2.10%	$10.66
Class I	Actual	$1,000.00	$678.80	1.00%	$4.23
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$678.30	1.13%	$4.78
	Hypothetical**	$1,000.00	$1,019.51	1.13%	$5.75

		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
International Investors Gold Fund
Class A	Actual	$1,000.00	$790.30	1.40%	$6.32
	Hypothetical**	$1,000.00	$1,018.15	1.40%	$7.12
Class C	Actual	$1,000.00	$786.30	2.20%	$9.91
	Hypothetical**	$1,000.00	$1,014.12	2.20%	$11.17
Class I	Actual	$1,000.00	$792.80	1.00%	$4.52
	Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
Class Y	Actual	$1,000.00	$792.70	1.10%	$4.97
	Hypothetical**	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
20

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 97.3%

Bermuda: 0.7%
850,200	Golar LNG Ltd. (USD)	$13,424,658
Brazil: 0.0%
707,700	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 14.4%
3,363,306	Agnico-Eagle Mines Ltd. (USD)	88,387,682
539,200	Agrium, Inc. (USD)	48,172,127
6,208,300	Eldorado Gold Corp. (USD)	18,438,651
9,856,500	First Quantum Minerals Ltd.	36,898,656
6,181,300	Goldcorp, Inc. (USD)	71,455,828
6,325,300	New Gold, Inc. (USD) *	14,674,696
283,330	Osisko Gold Royalties Ltd.	2,799,104
		280,826,744
Israel: 0.2%
170,200	SolarEdge Technologies, Inc. (USD) *	4,794,534
Kuwait: 0.2%
3,592,247	Kuwait Energy Plc (GBP) * # § ø	3,192,772
Monaco: 0.6%
1,392,600	Scorpio Tankers, Inc. (USD)	11,168,652
South Africa: 0.4%
6,352,300	Petra Diamonds Ltd. (GBP) #	8,147,599
Switzerland: 2.8%
41,157,425	Glencore Xstrata Plc (GBP) * #	54,538,773
United Kingdom: 2.5%
781,826	Randgold Resources Ltd. (ADR)	48,418,484
Number of Shares		Value

United States: 75.5%
1,356,000	Anadarko Petroleum Corp.	$65,874,480
979,100	Baker Hughes, Inc.	45,185,465
1,775,200	CF Industries Holdings, Inc.	72,445,912
1,096,000	Cimarex Energy Co.	97,960,480
2,191,900	Commercial Metals Co.	30,007,111
1,077,650	Concho Resources, Inc. *	100,070,579
3,468,400	Consol Energy, Inc.	27,400,360
1,257,390	Diamondback Energy, Inc. *	84,119,391
1,222,400	EOG Resources, Inc.	86,533,696
2,380,400	Freeport-McMoRan Copper & Gold, Inc.	16,115,308
1,365,600	Gulfport Energy Corp. *	33,552,792
2,327,100	Halliburton Co.	79,214,484
2,219,000	Kinder Morgan, Inc.	33,107,480
2,560,200	Laredo Petroleum, Inc. *	20,455,998
3,314,900	Louisiana-Pacific Corp. *	59,701,349
3,648,200	Nabors Industries Ltd.	31,046,182
1,940,575	Newfield Exploration Co. *	63,185,122
3,004,000	Parsley Energy, Inc. *	55,423,800
943,300	Patterson-UTI Energy, Inc.	14,224,964
790,600	Pioneer Natural Resources Co.	99,125,428
225,100	RSP Permian, Inc. *	5,490,189
1,410,900	Schlumberger Ltd.	98,410,275
835,900	SemGroup Corp.	24,124,074
1,491,200	SM Energy Co.	29,316,992
1,602,600	Steel Dynamics, Inc.	28,638,462
2,102,100	SunEdison, Inc. *	10,699,689
727,700	Sunrun, Inc. *	8,565,029

See Notes to Financial Statements

21

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
2,102,100	Superior Energy Services, Inc.	$28,315,287
296,700	Union Pacific Corp.	23,201,940
1,204,100	Valero Energy Corp.	85,141,911
1,429,200	Whiting Petroleum Corp. *	13,491,648
		1,470,145,877
Total Common Stocks (Cost: $2,562,915,797)		1,894,658,093
Number of Shares		Value

MONEY MARKET FUND: 0.6% (Cost: $10,492,705)
10,492,705	AIM Treasury Portfolio — Institutional Class	$10,492,705
Total Investments: 97.9% (Cost: $2,573,408,502)		1,905,150,798

Other assets less liabilities: 2.1%		41,356,591
NET ASSETS: 100.0%		$1,946,507,389

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $65,879,144 which represents 3.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,192,772 which represents 0.2% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $3,192,772, or 0.2% of net assets.

Restricted securities held by the Fund as of December 31, 2015 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,670	$3,192,772	0.2%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	65.5%	$1,248,557,159
Industrials	1.7	31,766,969
Information Technology	0.8	15,494,223
Materials	31.4	598,839,742
Money Market Fund	0.6	10,492,705
	100.0%	$1,905,150,798

See Notes to Financial Statements

22

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$13,424,658	$—	$—	$13,424,658
Brazil	—	—	0	0
Canada	280,826,744	—	—	280,826,744
Israel	4,794,534	—	—	4,794,534
Kuwait	—	—	3,192,772	3,192,772
Monaco	11,168,652	—	—	11,168,652
South Africa	—	8,147,599	—	8,147,599
Switzerland	—	54,538,773	—	54,538,773
United Kingdom	48,418,484	—	—	48,418,484
United States	1,470,145,877	—	—	1,470,145,877
Money Market Fund	10,492,705	—	—	10,492,705
Total	$1,839,271,654	$62,686,372	$3,192,772	$1,905,150,798

There were no transfers between levels during the year ended December 31, 2015.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2014	$0	$5,855,953
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(2,663,181)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2015	$0	$3,192,772

See Notes to Financial Statements

23

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015:

	Value as of December 31, 2015	Valuation Technique	Unobservable Input Description (1)	Unobservable Input	Impact to Valuation from an Increase in Input (2)
Common Stocks
Kuwait	$3,192,772	Market Comparable Transactions	Entitlement Multiple	9.00x	Increase
			Interest Multiple	1.45x	Increase
			Control Discount	20%	Decrease
			Marketability Discount	10%	Decrease
		Guideline Public Companies	Entitlement Multiple	7.00x - 12.00x	Increase
			Interest Multiple	0.55x - 3.40x	Increase
			Marketability Discount	10%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

24

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 98.4%

Australia: 11.8%
15,361,587	Evolution Mining Ltd. #	$15,609,120
28,172,420	Gold Road Resources Ltd. * #	7,911,579
13,504,118	Gryphon Minerals Ltd. * #	450,545
2,042,725	Newcrest Mining Ltd. * #	19,328,714
731,000	Northern Star Resources Ltd. #	1,486,508
4,136,257	OceanaGold Corp. (CAD)	7,891,681
2,940,000	Saracen Mineral Holdings Ltd. * #	1,314,640
		53,992,787
Canada: 65.8%
460,300	Agnico-Eagle Mines Ltd.	12,098,801
879,000	Agnico-Eagle Mines Ltd. (USD)	23,100,120
555,000	Alamos Gold, Inc.	1,824,998
4,482,500	Alamos Gold, Inc. (USD)	14,747,425
2,160,000	Argonaut Gold, Inc. * ø	1,857,628
4,771,875	Argonaut Gold, Inc. *	4,103,875
1,696,000	Asanko Gold, Inc. *	2,488,169
551,000	Asanko Gold, Inc. (USD) *	804,460
5,739,000	AuRico Metals, Inc. *	2,488,545
1,741,984	AuRico Metals, Inc. (USD) *	752,014
9,204,701	B2Gold Corp. *	9,313,132
15,527,000	B2Gold Corp. (USD) *	15,837,540
1,061,000	Bear Creek Mining Corp. *	444,735
948,000	Bear Creek Mining Corp. (USD) * ø	399,298
667,000	Bear Creek Mining Corp. (USD) *	280,940
Number of Shares		Value

Canada: (continued)
8,491,000	Belo Sun Mining Corp. *	$1,534,111
6,298,000	Continental Gold, Inc. *	7,145,956
1,023,000	Corvus Gold, Inc. *	306,819
1,825,000	Corvus Gold, Inc. (USD) *	602,980
497,000	Eastmain Resources, Inc. *	122,122
1,191,000	Eastmain Resources, Inc. (USD) *	292,650
1,839,000	Eastmain Resources, Inc. (USD) * ø	451,875
2,386,461	Eldorado Gold Corp.	7,071,251
4,841,000	Eldorado Gold Corp. (USD)	14,377,770
3,492,000	First Mining Finance Corp. *	858,047
643,000	Fortuna Silver Mines, Inc. *	1,445,205
113,000	Fortuna Silver Mines, Inc. (USD) *	254,250
109,000	Franco-Nevada Corp. (USD)	4,986,750
123,386	Goldcorp, Inc.	1,425,845
2,105,897	Goldcorp, Inc. (USD)	24,344,169
2,576,000	Guyana Goldfields, Inc. *	5,733,960
1,055,000	Guyana Goldfields, Inc. (USD) *	2,302,643
23,636,500	Integra Gold Corp. ‡ *	5,807,914
104,256	Irving Resources, Inc. *	8,288
624,000	Kirkland Lake Gold, Inc. *	2,182,670
4,023,000	Klondex Mines Ltd. *	8,228,005
3,033,000	Lake Shore Gold Corp. *	2,454,983
760,000	Lundin Gold, Inc. *	2,087,158

See Notes to Financial Statements

25

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Canada: (continued)
571,000	MAG Silver Corp. (USD) *	$4,031,260
1,313,852	New Gold, Inc. *	3,057,457
1,026,170	New Gold, Inc. (USD) * ø	2,380,714
4,383,630	New Gold, Inc. (USD) *	10,170,022
2,761,000	Newcastle Gold Ltd. *	598,612
1,310,000	NovaGold Resources, Inc. (USD) *	5,515,100
10,959,375	Orezone Gold Corp. ‡ *	2,178,094
420,615	Osisko Gold Royalties Ltd.	4,155,386
3,903,500	Premier Gold Mines Ltd. *	7,447,597
800,000	Pretium Resources, Inc. *	4,023,994
378,000	Pretium Resources, Inc. (USD) *	1,905,120
1,882,000	Primero Mining Corp. (USD) *	4,290,960
8,375,300	Roxgold, Inc. * 144A	4,236,981
11,494,000	Sabina Gold & Silver Corp. ‡ *	6,063,901
5,938,000	Semafo, Inc. *	15,062,788
18,611	Silver Wheaton Corp.	231,343
1,355,375	Silver Wheaton Corp. (USD)	16,833,758
480,000	Sulliden Mining Capital, Inc. *	86,724
1,129,000	TMAC Resources, Inc. * Reg S	4,932,287
11,113,000	Torex Gold Resources, Inc. *	10,119,520
1,945,430	Yamana Gold, Inc.	3,613,323
2,692,578	Yamana Gold, Inc. (USD)	5,008,195
		300,510,237
Number of Shares		Value

Mexico: 3.4%
1,496,000	Fresnillo Plc (GBP) #	$15,554,092
United Kingdom: 7.8%
2,107,000	Acacia Mining Plc #	5,555,038
12,228,244	Amara Mining Plc * #	1,465,477
6,937,500	Lydian International Ltd. (CAD) *	1,353,707
440,000	Randgol Resources Ltd. (ADR)	27,249,200
		35,623,422
United States: 9.6%
483,000	Newmont Mining Corp.	8,689,170
431,100	Royal Gold, Inc.	15,722,217
517,915	Tahoe Resources, Inc. (CAD)	4,480,337
1,407,000	Tahoe Resources, Inc. (CAD) ø	12,171,562
342,000	Tahoe Resources, Inc.	2,965,140
		44,028,426
Total Common Stocks (Cost: $592,114,162)		449,708,964
MONEY MARKET FUND: 0.0% (Cost: $186,577)
186,577	AIM Treasury Portfolio — Institutional Class	186,577
Total Investments: 98.4% (Cost: $592,300,739)		449,895,541
Other assets less liabilities: 1.6%		7,176,251
NET ASSETS: 100.0%		$457,071,792

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

See Notes to Financial Statements

26

‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $68,675,713 which represents 15.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,236,981, or 0.9% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $17,261,077, or 3.8% of net assets.

Restricted securities held by the Fund as of December 31, 2015 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Argonaut Gold, Inc.	11/13/2009	2,160,000	$10,383,442	$1,857,628	0.4%
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	399,298	0.1
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	451,875	0.1
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	2,380,714	0.5
Tahoe Resources, Inc.	05/28/2010	1,407,000	8,539,348	12,171,562	2.7
			$25,590,353	$17,261,077	3.8%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Diversified Metals & Mining	1.5%	$6,938,836
Gold	85.3	383,591,484
Money Market Funds	0.0	186,577
Precious Metals & Minerals	8.1	36,382,828
Silver	5.1	22,795,816
	100.0%	$449,895,541

See Notes to Financial Statements

27

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2015 is set forth below:

Affiliates	Value 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/15
Gold Road Resources Ltd.	$6,385,449	$818,800	$1,949,774	$204,987	$—	$—	(b)
Integra Gold Corp.	—	5,921,358	—	—	—	5,807,914
Orezone Gold Corp.	4,786,269	214,909	499,318	(696,803)	—	2,178,094
Sabina Gold & Silver Corp. (a)	—	2,889,850	—	—	—	6,063,901
	$11,171,718	$9,844,917	$2,449,092	$(491,816)	$—	$14,049,909

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$7,891,681	$46,101,106	$—	$53,992,787
Canada	300,510,237	—	—	300,510,237
Mexico	—	15,554,092	—	15,554,092
United Kingdom	28,602,907	7,020,515	—	35,623,422
United States	44,028,426	—	—	44,028,426
Money Market Fund	186,577	—	—	186,577
Total	$381,219,828	$68,675,713	$—	$449,895,541

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

28

[This page intentionally left blank.]

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (1)	$1,905,150,798
Receivables:
Investments sold	62,093,182
Shares of beneficial interest sold	10,081,954
Dividends and interest	1,797,830
Prepaid expenses	157,135
Other assets	1,289
Total assets	1,979,282,188
Liabilities:
Payables:
Investments purchased	1,291,824
Shares of beneficial interest redeemed	20,665,997
Due to Adviser	1,688,309
Due to custodian	6,489,516
Due to Distributor	154,900
Deferred Trustee fees	968,520
Accrued expenses	1,515,733
Total liabilities	32,774,799
NET ASSETS	$1,946,507,389
Net Assets consist of:
Aggregate paid in capital	$3,214,091,281
Net unrealized depreciation	(668,270,208)
Accumulated net investments loss	(302,032)
Accumulated net realized loss	(599,011,652)
$1,946,507,389
(1) Cost of Investments	$2,573,408,502

See Notes to Financial Statements

30

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$321,874,707
Shares of beneficial interest outstanding	12,497,141
Net asset value and redemption price per share	$25.76
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$27.33
Class C Shares:
Net Assets	$88,944,717
Shares of beneficial interest outstanding	3,947,565
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$22.53
Class I Shares:
Net Assets	$1,307,352,906
Shares of beneficial interest outstanding	48,777,885
Net asset value, offering and redemption price per share	$26.80
Class Y Shares:
Net Assets	$228,335,059
Shares of beneficial interest outstanding	8,744,433
Net asset value, offering and redemption price per share	$26.11

See Notes to Financial Statements

31

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value
Unaffiliated issuers (1)	$435,845,632
Affiliated issuers (2)	14,049,909
Receivables:
Investments sold	11,908,704
Shares of beneficial interest sold	951,792
Dividends and interest	117,919
Prepaid expenses	46,676
Other assets	8,607
Total assets	462,929,239
Liabilities:
Payables:
Investments purchased	2,324,804
Line of credit	381,591
Shares of beneficial interest redeemed	1,575,560
Due to Adviser	255,205
Due to custodian	103,619
Due to Distributor	72,905
Deferred Trustee fees	149,501
Accrued expenses	994,262
Total liabilities	5,857,447
NET ASSETS	$457,071,792
Net Assets consist of:
Aggregate paid in capital	$949,258,156
Net unrealized depreciation	(142,405,889)
Accumulated net investments loss	(49,968,154)
Accumulated net realized loss	(299,812,321)
$457,071,792
(1) Cost of Investments — Unaffiliated issuers	$557,872,990
(2) Cost of Investments — Affiliated issuers	$34,427,749

See Notes to Financial Statements

32

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$204,987,369
Shares of beneficial interest outstanding	33,968,962
Net asset value and redemption price per share	$6.03
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$6.40
Class C Shares:
Net Assets	$32,556,264
Shares of beneficial interest outstanding	6,012,695
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$5.41
Class I Shares:
Net Assets	$191,444,472
Shares of beneficial interest outstanding	25,393,802
Net asset value, offering and redemption price per share	$7.54
Class Y Shares:
Net Assets	$28,083,687
Shares of beneficial interest outstanding	4,590,644
Net asset value, offering and redemption price per share	$6.12

See Notes to Financial Statements

33

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends	$45,431,433
Foreign taxes withheld	(909,541)
Total income	44,521,892
Expenses:
Management fees	29,245,704
Distribution fees – Class A	1,253,762
Distribution fees – Class C	1,577,480
Transfer agent fees – Class A	369,745
Transfer agent fees – Class C	172,903
Transfer agent fees – Class I	137,758
Transfer agent fees – Class Y	396,948
Custodian fees	63,091
Professional fees	410,422
Registration fees – Class A	13,445
Registration fees – Class C	29,089
Registration fees – Class I	23,301
Registration fees – Class Y	16,149
Reports to shareholders	140,258
Insurance	222,249
Trustees’ fees and expenses	539,069
Other	64,626
Total expenses	34,675,999
Waiver of management fees	(854,391)
Net expenses	33,821,608
Net investment income	10,700,284
Net realized gain (loss) on:
Investments sold	(424,839,877)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	98,138
Net realized loss	(424,741,739)
Net change in unrealized depreciation on:
Investments	(649,503,049)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(12,921)
Net Change in unrealized depreciation	(649,515,970)
Net Decrease in Net Assets Resulting from Operations	$(1,063,557,425)

See Notes to Financial Statements

34

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends – unaffiliated issuers	$4,878,968
Foreign taxes withheld	(458,902)
Total income	4,420,066
Expenses:
Management fees	3,732,220
Distribution fees – Class A	636,659
Distribution fees – Class C	448,273
Transfer agent fees – Class A	295,520
Transfer agent fees – Class C	50,427
Transfer agent fees – Class I	13,454
Transfer agent fees – Class Y	58,060
Administration fees	1,255,447
Custodian fees	43,152
Professional fees	112,423
Registration fees – Class A	15,296
Registration fees – Class C	22,109
Registration fees – Class I	8,577
Registration fees – Class Y	11,191
Reports to shareholders	76,259
Insurance	34,423
Trustees’ fees and expenses	34,816
Interest	8,188
Other	5,017
Total expenses	6,861,511
Waiver of management fees	(171,576)
Net expenses	6,689,935
Net investment income (loss)	(2,269,869)
Net realized gain (loss) on:
Investments sold — unaffiliated issuers	(67,738,928)
Investments sold — affiliated issuers	(491,816)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	1,796,760
Net realized loss	(66,433,984)
Net change in unrealized appreciation (depreciation) on:
Investments	(61,218,547)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	2,470
Net Change in unrealized depreciation	(61,216,077)
Net Decrease in Net Assets Resulting from Operations	$(129,919,930)

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$10,700,284	$3,373,642
Net realized loss	(424,741,739)	(84,271,296)
Net change in unrealized depreciation	(649,515,970)	(731,459,917)
Net decrease in net assets resulting from operations	(1,063,557,425)	(812,357,571)
Dividends to shareholders from:
Net investment income
Class A Shares	(1,664,109)	(662,984)
Class C Shares	(530,168)	(254,456)
Class I Shares	(6,633,313)	(2,217,090)
Class Y Shares	(1,181,996)	(400,578)
Total dividends	(10,009,586)	(3,535,108)
Share transactions:
Proceeds from sale of shares
Class A Shares	171,362,023	185,567,608
Class C Shares	15,693,324	21,038,436
Class I Shares	508,256,988	742,105,303
Class Y Shares	185,358,379	335,642,063
	880,670,714	1,284,353,410
Reinvestment of dividends
Class A Shares	1,380,294	534,597
Class C Shares	416,616	188,400
Class I Shares	5,834,274	1,930,285
Class Y Shares	847,818	311,051
	8,479,002	2,964,333
Cost of shares redeemed
Class A Shares	(277,348,364)	(454,046,034)
Class C Shares	(74,872,257)	(101,088,073)
Class I Shares	(633,290,395)	(438,805,267)
Class Y Shares	(196,970,210)	(298,019,095)
	(1,182,481,226)	(1,291,958,469)
Net decrease in net assets resulting from share transactions	(293,331,510)	(4,640,726)
Total decrease in net assets	(1,366,898,521)	(820,533,405)
Net Assets:
Beginning of year	3,313,405,910	4,133,939,315
End of year #	$1,946,507,389	$3,313,405,910
# Including accumulated net investment loss	$(302,032)	$(1,090,871)

See Notes to Financial Statements

36

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(2,269,869)	$(5,766,006)
Net realized loss	(66,433,984)	(32,492,467)
Net change in unrealized depreciation	(61,216,077)	(2,067,955)
Net decrease in net assets resulting from operations	(129,919,930)	(40,326,428)
Share transactions:
Proceeds from sale of shares
Class A Shares	54,649,631	87,932,956
Class C Shares	7,848,958	15,370,020
Class I Shares	104,403,776	87,359,682
Class Y Shares	20,905,629	47,265,453
	187,807,994	237,928,111
Cost of shares redeemed
Class A Shares	(65,318,384)	(128,993,849)
Class C Shares	(16,217,770)	(25,702,155)
Class I Shares	(39,592,506)	(69,440,233)
Class Y Shares	(26,737,096)	(26,497,534)
	(147,865,756)	(250,633,771)
Net increase (decrease) in net assets resulting from share transactions	$39,942,238	$(12,705,660)
Total decrease in net assets	(89,977,692)	(53,032,088)
Net Assets:
Beginning of year	547,049,484	600,081,572
End of year #	$457,071,792	$547,049,484
# Including accumulated net investment loss	$(49,968,154)	$(57,909,523)

See Notes to Financial Statements

37

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$38.89	$48.31	$43.64	$43.34	$52.33
Income from investment operations:
Net investment income (loss)	0.05 (b)	(0.07)	(0.15)	0.05	(0.18	)(b)
Net realized and unrealized gain (loss) on investments	(13.05)	(9.31)	4.84	1.03	(8.52)
Total from investment operations	(13.00)	(9.38)	4.69	1.08	(8.70)
Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	(0.02)	(0.25)	(0.05)
Net realized gains	—	—	—	(0.53)	(0.24)
Total dividends and distributions	(0.13)	(0.04)	(0.02)	(0.78)	(0.29)
Net asset value, end of year	$25.76	$38.89	$48.31	$43.64	$43.34
Total return (a)	(33.42)%	(19.41)%	10.74%	2.49%	(16.63)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$321,875	$609,885	$1,025,779	$1,219,828	$1,673,303
Ratio of gross expenses to average net assets	1.36%	1.43%	1.45%	1.45%	1.37%
Ratio of net expenses to average net assets	1.36%	1.38%	1.38%	1.38%	1.37%
Ratio of net expenses, excluding interest expense, to average net assets	1.36%	1.38%	1.38%	1.38%	1.37%
Ratio of net investment income (loss) to average net assets	0.14%	(0.12)%	(0.00)%	0.32%	(0.36)%
Portfolio turnover rate	26%	36%	33%	27%	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends / distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

38

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of year	$34.32		$42.99	$39.15	$39.29	$47.82
Income from investment operations:
Net investment loss	(0.21	)(b)	(0.48)	(0.56)	(0.29)	(0.51	)(b)
Net realized and unrealized gain (loss) on investments	(11.45)		(8.15)	4.42	0.93	(7.73)
Total from investment operations	(11.66)		(8.63)	3.86	0.64	(8.24)
Less dividends and distributions from:
Net investment income	(0.13)		(0.04)	(0.02)	(0.25)	(0.05)
Net realized gains	—		—	—	(0.53)	(0.24)
Total dividends and distributions	(0.13)		(0.04)	(0.02)	(0.78)	(0.29)
Net asset value, end of year	$22.53		$34.32	$42.99	$39.15	$39.29
Total return (a)	(33.96)%		(20.07)%	9.85%	1.63%	(17.23)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$88,945		$202,213	$337,441	$418,077	$515,433
Ratio of gross expenses to average net assets	2.16%		2.19%	2.23%	2.21%	2.12%
Ratio of net expenses to average net assets	2.16%		2.19%	2.20%	2.20%	2.12%
Ratio of net expenses, excluding interest expense, to average net assets	2.16%		2.19%	2.20%	2.20%	2.12%
Ratio of net investment loss to average net assets	(0.67)%		(0.93)%	(0.82)%	(0.48)%	(1.10)%
Portfolio turnover rate	26%		36%	33%	27%	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

39

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$40.31	$49.89	$44.89	$44.40	$53.40
Income from investment operations:
Net investment income	0.18 (b)	0.13	0.22	0.37	0.01 (b)
Net realized and unrealized gain (loss) on investments	(13.56)	(9.67)	4.80	0.90	(8.72)
Total from investment operations	(13.38)	(9.54)	5.02	1.27	(8.71)
Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	(0.02)	(0.25)	(0.05)
Net realized gains	—	—	—	(0.53)	(0.24)
Total dividends and distributions	(0.13)	(0.04)	(0.02)	(0.78)	(0.29)
Net asset value, end of year	$26.80	$40.31	$49.89	$44.89	$44.40
Total return (a)	(33.18)%	(19.12)%	11.17%	2.86%	(16.31)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,307,353	$2,142,879	$2,340,890	$1,943,088	$1,637,440
Ratio of gross expenses to average net assets	1.04%	1.02%	1.03%	1.02%	1.01%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.50%	0.27%	0.39%	0.76%	0.02%
Portfolio turnover rate	26%	36%	33%	27%	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

40

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

Class Y
Year Ended December 31,
2015		2014	2013	2012	2011
Net asset value, beginning of year	$39.33	$48.74	$43.92	$43.50	$52.41
Income from investment operations:
Net investment income	0.13 (b)	0.06	0.10	0.35	0.01 (b)
Net realized and unrealized gain (loss) on investments	(13.22)	(9.43)	4.74	0.85	(8.63)
Total from investment operations	(13.09)	(9.37)	4.84	1.20	(8.62)
Less dividends and distributions from:
Net investment income	(0.13)	(0.04)	(0.02)	(0.25)	(0.05)
Net realized gains	—	—	—	(0.53)	(0.24)
Total dividends and distributions	(0.13)	(0.04)	(0.02)	(0.78)	(0.29)
Net asset value, end of year	$26.11	$39.33	$48.74	$43.92	$43.50
Total return (a)	(33.27)%	(19.22)%	11.01%	2.76%	(16.45)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$228,335	$358,429	$429,829	$388,310	$274,811
Ratio of gross expenses to average net assets	1.15%	1.16%	1.19%	1.16%	1.17%
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income to average net assets	0.37%	0.13%	0.24%	0.65%	0.01%
Portfolio turnover rate	26%	36%	33%	27%	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

41

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of year	$ 8.00		$ 8.52		$16.81		$19.08		$24.70
Income from investment operations:
Net investment loss	(0.04	)(b)	(0.09	)(b)	(0.06	)(b)	(0.10	)(b)	(0.16	)(b)
Net realized and unrealized loss on investments	(1.93)		(0.43)		(8.16)		(1.75)		(5.15)
Total from investment operations	(1.97)		(0.52)		(8.22)		(1.85)		(5.31)
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)
Net realized gains	—		—		—		(0.42)		—
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)
Net asset value, end of year	$ 6.03		$ 8.00		$ 8.52		$16.81		$19.08
Total return (a)	(24.63)%		(6.10)%		(48.91)%		(9.61)%		(21.52)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$204,987		$281,580		$339,483		$811,802		$988,039
Ratio of gross expenses to average net assets	1.43%		1.47%		1.46%		1.29%		1.20%
Ratio of net expenses to average net assets	1.43%		1.45%		1.45%		1.29%		1.20%
Ratio of net expenses, excluding interest expense, to average net assets	1.43%		1.45%		1.45%		1.29%		1.20%
Ratio of net investment loss to average net assets	(0.54)%		(0.88)%		(0.54)%		(0.52)%		(0.68)%
Portfolio turnover rate	45%		43%		40%		30%		24%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

42

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of year	$ 7.24		$ 7.76		$15.44		$17.71		$23.13
Income from investment operations:
Net investment loss	(0.09	)(b)	(0.15	)(b)	(0.14	)(b)	(0.22	)(b)	(0.31	)(b)
Net realized and unrealized loss on investments	(1.74)		(0.37)		(7.47)		(1.63)		(4.80)
Total from investment operations	(1.83)		(0.52)		(7.61)		(1.85)		(5.11)
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)
Net realized gains	—		—		—		(0.42)		—
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)
Net asset value, end of year	$ 5.41		$ 7.24		$ 7.76		$15.44		$17.71
Total return (a)	(25.28)%		(6.70)%		(49.29)%		(10.36)%		(22.11)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$32,556		$52,916		$65,979		$174,907		$221,214
Ratio of gross expenses to average net assets	2.22%		2.34%		2.30%		2.09%		1.96%
Ratio of net expenses to average net assets	2.20%		2.20%		2.20%		2.09%		1.96%
Ratio of net expenses, excluding interest expense, to average net assets	2.20%		2.20%		2.20%		2.09%		1.96%
Ratio of net investment loss to average net assets	(1.31)%		(1.63)%		(1.29)%		(1.33)%		(1.43)%
Portfolio turnover rate	45%		43%		40%		30%		24%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

43

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of year	$ 9.95		$10.54		$20.67		$23.28		$29.97
Income from investment operations:
Net investment loss	(0.01	)(b)	(0.05	)(b)	(0.01	)(b)	(0.04	)(b)	(0.10	)(b)
Net realized and unrealized loss on investments	(2.40)		(0.54)		(10.05)		(2.15)		(6.28)
Total from investment operations	(2.41)		(0.59)		(10.06)		(2.19)		(6.38)
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)
Net realized gains	—		—		—		(0.42)		—
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)
Net asset value, end of year	$ 7.54		$ 9.95		$10.54		$20.67		$23.28
Total return (a)	(24.22)%		(5.60)%		(48.67)%		(9.34)%		(21.30)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$191,444		$166,371		$160,524		$166,567		$111,604
Ratio of gross expenses to average net assets	1.07%		1.07%		1.08%		0.96%		0.91%
Ratio of net expenses to average net assets	1.00%		1.00%		1.00%		0.96%		0.91%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%		1.00%		0.96%		0.91%
Ratio of net investment loss to average net assets	(0.13)%		(0.43)%		(0.08)%		(0.20)%		(0.35)%
Portfolio turnover rate	45%		43%		40%		30%		24%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends /distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

44

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of year	$ 8.08		$ 8.58		$16.88		$19.12		$24.72
Income from investment operations:
Net investment loss	(0.02	)(b)	(0.06	)(b)	(0.03	)(b)	(0.06	)(b)	(0.08	)(b)
Net realized and unrealized loss on investments	(1.94)		(0.44)		(8.20)		(1.76)		(5.21)
Total from investment operations	(1.96)		(0.50)		(8.23)		(1.82)		(5.29)
Less dividends and distributions from:
Net investment income	—		—		(0.07)		—		(0.31)
Net realized gains	—		—		—		(0.42)		—
Total dividends and distributions	—		—		(0.07)		(0.42)		(0.31)
Net asset value, end of year	$ 6.12		$ 8.08		$ 8.58		$16.88		$19.12
Total return (a)	(24.26)%		(5.83)%		(48.76)%		(9.44)%		(21.42)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$28,084		$46,183		$34,096		$96,108		$78,106
Ratio of gross expenses to average net assets	1.21%		1.31%		1.34%		1.08%		1.10%
Ratio of net expenses to average net assets	1.10%		1.13%		1.20%		1.08%		1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%		1.13%		1.20%		1.08%		1.10%
Ratio of net investment loss to average net assets	(0.21)%		(0.55)%		(0.30)%		(0.31)%		(0.34)%
Portfolio turnover rate	45%		43%		40%		30%		24%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

45

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of six portfolios. These financial statements relate only to the following investment portfolios: Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The International Investors Gold Fund may effect certain investments through the Gold Series Fund I Subsidiary, (a wholly-owned “Subsidiary”). The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for
46

which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.
47

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Gold Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on November 7, 2011. Consolidated financial statements of the International Investors Gold Fund present the financial position and results of operations of the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2015, the International Investors Gold Fund held $84,614 in its Subsidiary, representing 0.02% of the Fund’s net assets.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiary of the International Investors Gold Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its
48

earnings and profits, will be included each year in the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under
49

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

G.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

H.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. At December 31, 2015, the Funds held no derivative instruments.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The
50

Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. During the year ended December 31, 2015, the International Investors Gold Fund held forward foreign currency contracts for one month with an average unrealized depreciation of $11,691.

The impact of transactions in derivative instruments during the year ended December 31, 2015, was as follow:

Foreign Currency Risk
International Investors Gold Fund
Realized gain (loss):
Foreign forward currency contracts[1]	$(174,072)

1	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2015, the Funds held no financial instruments that would require additional disclosure.

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser to the Global Hard Assets Fund and International Investors Gold Fund.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter

International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

The Adviser has agreed, at least until May 1, 2016, to voluntarily waive management fees and to assume as its own expenses certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitations (excluding acquired fund

51

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2015, are as follows:

		Waiver of
	Expense	Management
Fund	Limitations	Fees
Global Hard Assets Fund
Class A	1.38%	$—
Class C	2.20	—
Class I	1.00	777,730
Class Y	1.13	76,661
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	7,126
Class I	1.00	116,238
Class Y	1.10	48,212

The Adviser also performs accounting and administrative services for the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2015, the Adviser received $1,255,447 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2015, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $671,423 in sales loads relating to the sale of shares of the Funds, of which $580,544 was reallowed to broker/dealers and the remaining $90,879 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, for the year ended December 31, 2015 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Hard Assets Fund	$728,073,978	$823,253,793
International Investors Gold Fund	258,954,766	220,580,338
52

Note 5—Income Taxes—As of December 31, 2015, for Federal income tax purposes, the identified cost of investments owned, net unrealized depreciation, gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Hard Assets Fund	$2,606,967,587	$340,514,300	$(1,042,331,089)	$(701,816,789)
International Investors Gold Fund	661,995,821	58,786,281	(270,893,542)	(212,107,261)

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Global Hard Assets Fund	International Investors Gold Fund
Undistributed Ordinary Income	$666,487	$—
Accumulated Capital Losses	(565,452,567)	(279,955,791)
Other Temporary Difference	(968,519)	(149,500)
Unrealized Depreciation	(701,829,293)	(212,081,073)
Total	$(1,267,583,892)	$(492,186,364)

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2015 and December 31, 2014 were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Fund	Ordinary Income	Ordinary Income
Global Hard Assets Fund	$10,009,586	$3,535,108
International Investors Gold Fund	—	—

At December 31, 2015, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

Fund	Post-Effective- No Expiration Short-Term Capital Losses	Post-Effective- No Expiration Long-Term Capital Losses
Global Hard Assets Fund	$(98,969,500)	$(466,483,067)
International Investors Gold Fund	(102,733,395)	(177,222,396)

During the year ended December 31, 2015, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses and disallowed losses of wholly owned subsidiary, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in

53

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/ Decrease in Accumulated Net Investment Income/Loss	Increase/ Decrease in Accumulated Net Realized Gain/Loss	Increase/ Decrease in Aggregate Paid in Capital
Global Hard Assets Fund	$98,141	$(101,699)	$3,558
International Investors Gold Fund	10,211,238	(6,607,947)	(3,603,291)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds with a portion of assets held in foreign Subsidiary. The Funds may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject

54

to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distributions (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

			International Investors
	Global Hard Assets Fund		Gold Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	4,912,571	3,973,511	7,925,773	8,704,938
Shares reinvested	54,687	13,655	—	—
Shares redeemed	(8,152,913)	(9,536,316)	(9,147,264)	(13,370,053)
Net decrease	(3,185,655)	(5,549,150)	(1,221,491)	(4,665,115)

Class C
Shares sold	512,593	494,262	1,237,339	1,768,824
Shares reinvested	18,860	5,451	—	—
Shares redeemed	(2,475,153)	(2,457,065)	(2,537,793)	(2,957,573)
Net decrease	(1,943,700)	(1,957,352)	(1,300,454)	(1,188,749)

Class I
Shares sold	14,139,513	15,400,095	13,321,668	7,819,241
Shares reinvested	222,173	47,567	—	—
Shares redeemed	(18,738,194)	(9,212,705)	(4,653,151)	(6,321,799)
Net increase (decrease)	(4,376,508)	6,234,957	8,668,517	1,497,442

Class Y
Shares sold	5,378,564	6,550,670	2,772,954	4,587,407
Shares reinvested	33,131	7,857	—	—
Shares redeemed	(5,779,563)	(6,264,414)	(3,895,831)	(2,849,260)
Net increase (decrease)	(367,868)	294,113	(1,122,877)	1,738,147

55

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the following Fund borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2015

International Investors Gold Fund	8	$13,451,894	1.44%	$381,591

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Funds’ custodian. During the year ended December 31, 2015, the Funds had no securities lending activity.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

56

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck Funds and Shareholders of Global Hard Assets Fund and International Investors Gold Fund

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to International Investors Gold Fund) including the schedules of investments, of Global Hard Assets Fund and International Investors Gold Fund (two of the series constituting Van Eck Funds) (the “Funds”) as of December 31, 2015, and the related statements of operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the statements of changes in net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated as it relates to International Investors Gold Fund) and financial highlights referred to above present fairly, in all material respects, the (consolidated as it relates to International Investors Gold Fund) financial position of Global Hard Assets Fund and International Investors Gold Fund (two of the series constituting Van Eck Funds) at December 31, 2015, the results of their operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the changes in

57

VAN ECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

their net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2016

58

TAX INFORMATION

(unaudited)

For the 2015 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

59

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

60

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

61

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.
Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.
Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

62

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).
Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
63

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	GHAIIGAR

ANNUAL REPORT
December 31, 2015

Van Eck Funds

Long/Short Equity Index Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

LONG/SHORT EQUITY INDEX FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

LONG/SHORT EQUITY INDEX FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The Long/Short Equity Index Fund (the “Fund”) declined 3.08% (Class A shares, excluding sales charge) for the 12 month period ended December 31, 2015. The Fund’s benchmark, the Market Vectors® North America Long/Short Equity Index1 (the “Index”), lost 1.98% for the same period.

The Index uses a proprietary statistical model to identify a weighted set of indexed exchange-traded funds (ETFs) that reproduce the common returns of a universe of North American-focused long/short equity hedge funds.2 Early in the year, the model made large allocations to XLB (SPDR Materials ETF) and XLI (SPDR Industrials ETF), both of which performed poorly as energy prices declined. The model analyzes data over a five year lookback period so it does not respond quickly to sudden changes in markets. This keeps the volatility low but prevents the model from responding to sudden severe shocks like the one we have experienced in energy and energy-related sectors in the past two years. Each month the Fund allocates its assets to long and short positions in the ETFs that the Index model selects. As the Index is constructed so that the sum of its gross long and short exposures always equals 100%, the Fund never uses any leverage.3

Fund Review

Long/short equity hedge funds lost 90 basis points in 2015.4 Regionally, North American-focused funds of all strategies declined 2.65% in contrast to positive performances from funds focused on Asia and developed Europe. The long/short equity sector’s net inflows of $9.78 billion declined sharply from the $34.82 billion gained in 2014. At the end of 2015, assets under management invested in the long/short equity strategy were estimated at $702 billion, representing approximately 23% of the $3.08 trillion currently invested in hedge funds globally.

During the year, the Index model made allocations to 19 different ETFs. Eight of these provided exposure to growth, value, and all market segments with varying levels of market capitalization: one all-cap, one large-cap, five mid-cap, and one small-cap. Six of the ETFs covered individual sectors. The Fund held long positions in two fixed income ETFs that invest in short- and intermediate-term investment grade U.S. corporate debt and a short position in a fixed income ETF that invests in high-yield bonds. The Fund had both long and short exposures at different times to one investment grade corporate bond

1

LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

ETF. Finally, the Fund had a long position in an ETF that purchases U.S. equities based on a proprietary momentum model.

In a year when equity market volatility rose overall, the Fund managed to keep its volatility near the long-term level of the Index. The Fund’s annualized daily volatility was 7.98%, in contrast to that of the S&P 500® Total Return Index5 (SPXT) which was 13.66%. The chart below shows that the lower volatility of the Fund produced a narrower distribution of daily returns than the portion of the market represented by SPXT. This is a direct result of the Fund’s hedged approach and its prohibition on the use of leverage.

Long/Short Equity Index Fund vs S&P 500® Total Return Index
Daily Return Distribution

Source: Van Eck Research; Bloomberg. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

2

Outlook

The model that produces the Index that dictates the Fund’s investments identifies positive and negative performance trends in hedge funds that invest primarily in North American equity markets. The overall market exposure of the Index, and thus the Fund, increases when positive trends are more dominant and decreases in less favorable environments. As a result, the Fund endeavors to generate positive returns in favorable market environments while protecting investor capital in unfavorable environments.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the Fund will lose value. Because the Fund seeks to track an index, it is subject to tracking error risk. In addition, the Fund may experience a high portfolio turnover rate. Please see the prospectus and summary prospectus for information on these and other risk considerations.

3

LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

We look forward to your continued participation in the Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	David Schassler
Portfolio Manager	Deputy Portfolio Manager

January 19, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

[2]	“North American” means U.S. and Canadian exchanges only.

[3]	The Fund never holds any positions on margin, i.e., it never borrows money to pay for its positions. It also does not lend its holdings to other investors.

[4]	Evestment Alliance, LLC, January 13, 2016.

[5]	S&P 500® Total Return Index (SPXT) is an unmanaged, capitalization-weighted index whose performance figures assume reinvestment of capital gains, dividends, but do not include any fees or expenses. It is not possible to invest directly in an index.
4

LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-LSNAX	Class A-LSNAX
Total Return	After Maximum	Before
12/31/15	Sales Charge[1]	Sales Charge	MVLSNATR	S&P 500
One Year	(8.69)%	(3.08)%	(1.98)%	1.38%
Life* (annualized)	(2.17)%	0.69%	1.77%	9.33%
Life* (cumulative)	(4.39)%	1.42%	3.68%	20.09%

Average Annual	Class I-LSNIX	Class I-LSNIX
Total Return	After Maximum	Before
12/31/15	Sales Charge[2]	Sales Charge	MVLSNATR	S&P 500
One Year	n/a	(2.74)%	(1.98)%	1.38%
Life* (annualized)	n/a	1.02%	1.77%	9.33%
Life* (cumulative)	n/a	2.11%	3.68%	20.09%

Average Annual	Class Y-LSNYX	Class Y-LSNYX
Total Return	After Maximum	Before
12/31/15	Sales Charge[3]	Sales Charge	MVLSNATR	S&P 500
One Year	n/a	(2.85)%	(1.98)%	1.38%
Life* (annualized)	n/a	0.97%	1.77%	9.33%
Life* (cumulative)	n/a	2.00%	3.68%	20.09%
*since 12/12/13

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

5

LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Inception date for the Long/Short Equity Index Fund was 12/12/13 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 4.73% / Net Expense Ratio 0.99%

[2]	I Shares: no sales or redemption charges
Gross Expense Ratio 2.22% / Net Expense Ratio 0.72%

[3]	Y Shares: no sales or redemption charges
Gross Expense Ratio 5.14% / Net Expense Ratio 0.73%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

6

LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

December 31, 2015 (unaudited) (continued)

					Expenses Paid
			Ending	Annualized	During the Period*
		Beginning	Account Value	Expense Ratio	July 1, 2015 -
		Account Value	December 31,	During the	December 31,
		July 1, 2015	2015	Period	2015
Long/Short Equity Index Fund
Class A	Actual	$1,000.00	$969.20	0.95%	$4.72
	Hypothetical**	$1,000.00	$1,020.42	0.95%	$4.84
Class I	Actual	$1,000.00	$970.50	0.65%	$3.23
	Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Class Y	Actual	$1,000.00	$970.40	0.70%	$3.48
	Hypothetical**	$1,000.00	$1,021.68	0.70%	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

EXCHANGE TRADED FUNDS: 77.7%
23,324	iShares 1-3 Year Credit Bond ETF	$2,439,691
20,818	iShares S&P 500 Growth ETF	2,410,724
48,099	Technology Select Sector SPDR Fund	2,060,080
30,909	Vanguard Short-Term Corporate Bond ETF	2,441,502
Total Exchange Traded Funds (Cost: $9,278,763) (a)		9,351,997
MONEY MARKET FUND: 18.6% (Cost: $2,240,201) (a)
2,240,201	AIM Treasury Portfolio—Institutional Class	2,240,201
Total Investments: 96.3% (Cost: $11,518,964)		11,592,198
Other assets less liabilities: 3.7%		440,867
NET ASSETS: 100.0%		$12,033,065
Number of Shares		Value

SECURITIES SOLD SHORT: (2.1)%

EXCHANGE TRADED FUND: (2.1)% (Proceeds: $(255,160))
(3,266)	Consumer Discretionary Select Sector SPDR Fund	$(255,238)
Total Securities Sold Short (Proceeds: $(255,160))		$(255,238)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of securities segregated is $11,592,198.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Exchange Traded Funds	80.7%	$9,351,997
Money Market Fund	19.3	2,240,201
	100.0%	$11,592,198

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Long positions	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$9,351,997	$—	$—	$9,351,997
Money Market Fund	2,240,201	—	—	2,240,201
Total	$11,592,198	$—	$—	$11,592,198

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Short positions	Prices	Inputs	Inputs	Value
Exchange Traded Fund	$(255,238)	$—	$—	$(255,238)

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

9

LONG/SHORT EQUITY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $11,518,964)	$11,592,198
Cash	7,311
Receivables:
Investments sold	2,984,823
Dividends	26
Prepaid expenses	402
Total assets	14,584,760
Liabilities:
Securities sold short (Proceeds $255,160)	255,238
Payables:
Investments purchased	2,195,879
Shares of beneficial interest redeemed	37,594
Due to Adviser	11,483
Due to Distributor	343
Deferred Trustee fees	1,214
Accrued expenses	49,944
Total liabilities	2,551,695
NET ASSETS	$12,033,065
Class A Shares:
Net Assets	$1,571,127
Shares of beneficial interest outstanding	182,759
Net asset value and redemption price per share	$8.60
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.12
Class I Shares:
Net Assets	$9,013,620
Shares of beneficial interest outstanding	1,041,191
Net asset value, offering and redemption price per share	$8.66
Class Y Shares:
Net Assets	$1,448,318
Shares of beneficial interest outstanding	167,512
Net asset value, offering and redemption price per share	$8.65
Net Assets consist of:
Aggregate paid in capital	$12,652,992
Net unrealized appreciation	73,156
Undistributed net investment income	67,832
Accumulated net realized loss	(760,915)
$12,033,065

See Notes to Financial Statements

10

LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends		$136,065
Expenses:
Management fees	58,319
Distribution fees - Class A	2,607
Transfer agent fees - Class A	11,435
Transfer agent fees - Class I	12,076
Transfer agent fees - Class Y	10,924
Custodian fees	1,107
Professional fees	44,865
Registration fees - Class A	19,189
Registration fees - Class I	22,288
Registration fees - Class Y	22,192
Reports to shareholders	25,859
Insurance	423
Trustees’ fees and expenses	9,307
Dividends on securities sold short	5,322
Interest	781
Other	5,728
Total expenses	252,422
Waiver of management fees	(58,319)
Expenses assumed by the Adviser	(126,725)
Net expenses		67,378
Net investment income		68,687
Net realized loss on:
Investments		(688,871)
Securities sold short		(64,247)
Net realized loss		(753,118)
Net change in unrealized appreciation (depreciation) on:
Investments		75,034
Securities sold short		61,348
Net change in unrealized appreciation (depreciation)		136,382
Net Decrease in Net Assets Resulting from Operations		$(548,049)

See Notes to Financial Statements

11

LONG/SHORT EQUITY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$68,687	$7,430
Net realized gain (loss)	(753,118)	260,132
Net change in unrealized appreciation (depreciation)	136,382	(86,861)
Net increase (decrease) in net assets resulting from operations	(548,049)	180,701
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(556)	(491)
Class I Shares	(3,094)	(5,986)
Class Y Shares	(498)	(362)
	(4,148)	(6,839)
Net realized capital gains
Class A Shares	(15,012)	(11,187)
Class I Shares	(83,526)	(136,390)
Class Y Shares	(13,438)	(8,261)
	(111,976)	(155,838)
Total dividends and distributions	(116,124)	(162,677)
Share transactions:
Proceeds from sale of shares
Class A Shares	1,340,334	269,523
Class I Shares	6,450,310	3,000,000
Class Y Shares	1,316,720	219,138
	9,107,364	3,488,661
Reinvestment of dividends and distributions
Class A Shares	15,559	11,677
Class I Shares	86,620	142,375
Class Y Shares	13,935	8,622
	116,114	162,674
Cost of shares redeemed
Class A Shares	(69,755)	(34,246)
Class I Shares	(1,000,000)	—
Class Y Shares	(54,527)	(82,487)
	(1,124,282)	(116,733)
Net increase in net assets resulting from share transactions	8,099,196	3,534,602
Total increase in net assets	7,435,023	3,552,626
Net Assets:
Beginning of year	4,598,042	1,045,416
End of year #	$12,033,065	$4,598,042
# Including undistributed net investment income	$67,832	$3,028

See Notes to Financial Statements

12

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,		For the Period December 12, 2013(a) through December 31,
	2015	2014	2013
Net asset value, beginning of period	$ 8.96	$ 9.11	$8.88
Income from investment operations:
Net investment income (loss)	0.03	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	0.19	0.22
Total from investment operations	(0.28)	0.18	0.23
Less dividends and distributions from:
Net investment income	— (c)	(0.01)	—
Net realized capital gains	(0.08)	(0.32)	—
Total dividends and distributions	(0.08)	(0.33)	—
Net asset value, end of period	$ 8.60	$ 8.96	$9.11
Total return (b)	(3.08)%	2.00%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,571	$365	$122
Ratio of gross expenses to average net assets (f)	4.73%	10.84%	59.49	%(e)
Ratio of net expenses to average net assets (f)	0.99%	1.27%	1.29	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	0.94%	0.95%	0.95	%(e)
Ratio of net investment income (loss) to average net assets (f)	0.68%	(0.06)%	2.77	%(e)
Portfolio turnover rate	440%	411%	14	%(d)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

13

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,		For the Period December 12, 2013(a) through December 31,
	2015	2014	2013
Net asset value, beginning of period	$ 8.99	$ 9.11	$8.88
Income from investment operations:
Net investment income	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.30)	0.20	0.21
Total from investment operations	(0.25)	0.21	0.23
Less dividends and distributions from:
Net investment income	— (c)	(0.01)	—
Net realized capital gains	(0.08)	(0.32)	—
Total dividends and distributions	(0.08)	(0.33)	—
Net asset value, end of period	$ 8.66	$ 8.99	$9.11
Total return (b)	(2.74)%	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,014	$3,987	$821
Ratio of gross expenses to average net assets (f)	2.22%	4.04%	53.09	%(e)
Ratio of net expenses to average net assets (f)	0.72%	0.97%	0.99	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	0.64%	0.65%	0.65	%(e)
Ratio of net investment income to average net assets (f)	0.75%	0.20%	3.14	%(e)
Portfolio turnover rate	440%	411%	14	%(d)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,		For the Period December 12, 2013(a) through December 31,
	2015	2014	2013
Net asset value, beginning of period	$ 8.99	$ 9.11	$8.88
Income from investment operations:
Net investment income	0.05	— (c)	0.02
Net realized and unrealized gain (loss) on investments	(0.31)	0.21	0.21
Total from investment operations	(0.26)	0.21	0.23
Less dividends and distributions from:
Net investment income	— (c)	(0.01)	—
Net realized capital gains	(0.08)	(0.32)	—
Total dividends and distributions	(0.08)	(0.33)	—
Net asset value, end of period	$ 8.65	$ 8.99	$9.11
Total return (b)	(2.85)%	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,448	$246	$103
Ratio of gross expenses to average net assets (f)	5.14%	13.09%	54.60	%(e)
Ratio of net expenses to average net assets (f)	0.73%	1.01%	1.04	%(e)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (f)	0.69%	0.70%	0.70	%(e)
Ratio of net investment income to average net assets (f)	1.00%	0.13%	3.08	%(e)
Portfolio turnover rate	440%	411%	14	%(d)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

15

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Long/Short Equity Index Fund (the “Fund”) is a non-diversified series of the Trust and seeks to track, before fees and expenses, the performance of the Market Vectors North America Long/Short Equity Index, which is published by Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”). The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy (as described below). Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the
16

fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

17

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2015 are reflected in the Schedule of Investments.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable
18

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2015.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.
19

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, through May 1, 2016, to voluntarily waive management fees and to assume as its own certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses do not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2015, are as follows:

	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Class A	0.95%	$6,779	$32,371
Class I	0.65	45,667	60,280
Class Y	0.70	5,873	34,074

For the year ended December 31, 2015, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $17 in sales loads relating to the sale of shares of the Fund, of which $15 was reallowed to broker/dealers and the remaining $2 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $36,914,193 and $30,311,789, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $4,263,124 and $4,997,610, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $11,544,621 and net unrealized appreciation aggregated to $47,577 of which $111,993 related to appreciated securities and $64,416 related to depreciated securities.

20

At December 31, 2015, the components of accumulated earnings (deficit), on a tax basis, were as follows:

Undistributed ordinary income	$69,045
Accumulated capital losses	(735,258)
Other temporary difference	(1,213)
Unrealized appreciation	47,499
Total	$(619,927)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014

Ordinary income*	$116,124	$162,677

*	Includes short-term capital gains

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration
Short-Term Capital Losses
$735,258

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $265, increased accumulated net realized loss on investments by $251, and decreased aggregated paid in capital by $14. Net assets were not affected by this reclassification. These differences are primarily due to investments in other regulated investment companies and securities sold short.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

21

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Concentration of Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2015, the Adviser owned approximately 6% of Class A, 9% of Class I, and 7% of Class Y shares. The Distributor owned approximately 76% of Class A, 32% of Class I, and 83% of Class Y shares.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares.

22

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended December 31, 2015	Year Ended December 31, 2014
Class A
Shares sold	148,220	29,803
Shares reinvested	1,809	1,300
Shares redeemed	(7,980)	(3,762)
Net increase	142,049	27,341

Class I
Shares sold	703,982	337,457
Shares reinvested	10,002	15,802
Shares redeemed	(116,149)	—
Net increase	597,835	353,259

Class Y
Shares sold	144,589	24,259
Shares reinvested	1,611	958
Shares redeemed	(6,092)	(9,081)
Net increase	140,108	16,136

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 62 day period for which a loan was outstanding amounted to $320,466 and the average interest rate was 1.41%. At December 31, 2015 the Fund had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

23

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

LONG/SHORT EQUITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck Funds and
Shareholders of Long/Short Equity Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Long/Short Equity Index Fund (one of the series constituting Van Eck Funds) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Long/Short Equity Index Fund (one of the series constituting Van Eck Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2016

25

TAX INFORMATION

(unaudited)

For the 2015 fiscal year, 18.52% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

26

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

27

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
28

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006- 2014); Officer of other investment companies advised by the Adviser.
29

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	LSEAR

ANNUAL REPORT
December 31, 2015

Van Eck Funds

Unconstrained Emerging Markets Bond Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

UNCONSTRAINED EMERGING MARKETS BOND FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances
■ assets and payment history
■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

UNCONSTRAINED EMERGING MARKETS BOND FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) declined 13.60% (Class A shares, excluding sales charge) over the 12 month period ending December 31, 2015, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM) lost 7.14% over the same period. To compare, the GBI-EM local currency index was down 14.92%, while the EMBI hard currency index returned 1.18% over the 12 month period.

Since the Fund’s inception in 2012, the Fund returned an annualized return of -2.03% (Class A shares, excluding sales charge) slightly underperforming the Fund’s benchmark—a blended index consisting of 50% EMBI and 50% GBI-EM—which lost 1.55% for the same period.

It is important to note that we changed the Fund’s primary benchmark, effective May 1, 2015, from the GBI-EM (representing local currency)3 to the blended benchmark of 50% EMBI (representing hard currency)4 and 50% GBI-EM (representing local currency) to reflect the unconstrained long-only nature of the Fund.

Over the last year, the emerging markets bond market remained choppy. The continuing weakness in commodity prices, even stronger concerns over Chinese growth and the stability of the exchange rate regime, the continuation of the political and economic crises in Brazil, combined with the persistent misunderstanding between the Federal Reserve (Fed) and the markets vis-à-vis rates’ normalization have driven asset prices. In the context of weakening economic growth, the asset class as a whole has been subject to volatility, mostly negative returns, and outflows.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks, and allows for a greater ability to find opportunities with higher yields.

Fund Review

Overall, the Fund’s performance compared to the 50/50 blended benchmark was aided by one of the Fund’s long term positions in Argentina and positions in the Philippines and Peru. Conversely, the Fund’s performance was affected negatively by exposures to corporate

1

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

names specifically in Brazil and Colombia and by local debt exposure in Zambia in the summer.

Argentina was a bright spot in 2015. We have long maintained that the November presidential elections in Argentina would result in a more market-friendly government than that of the former president Cristina Kirchner. The election victory of the opposition candidate Mauricio Macri appears to be a real game-changer. Mr. Macri’s ability to deliver on his ambitious promise to liberalize the official exchange rate sooner than expected is a very good sign. The new government is likely to deal with the so-called “holdouts” from the 2001 debt default in the coming months. These negotiations do not correlate with global systematic factors such as oil prices, the stock market, etc.

Energy sector corporate bonds in Brazil (where politics also pressured bonds) and Colombia (where a stalled takeover bid additionally pressured bonds) detracted from Fund’s performance. The first was a Brazilian conglomerate with businesses in the fields of engineering, construction and petrochemicals. Some of its senior executives were apprehended last summer and charged with bribery in connection with the Petrobras scandal. The second corporate bond, from a company in Colombia, was affected by the decline in oil prices and the loss of the production of one of its main fields which put a strain on revenues. Zambia was also a significant detractor from the Fund’s performance, due to the impact of Glencore’s withdrawal from the local copper industry on the country’s economy and currency. Other detracting positions included local debt exposure in South Africa and hard currency exposure in Venezuela (even though, later in the year, the Fund managed to recoup most of its losses from earlier in the year). The absence of exposure to Russian sovereign bonds (hard and local currencies), which rallied following the stabilization in both oil prices and the political environment, also contributed to the Fund’s underperformance for the 12 month period under review.

Our view on local currency denominated bonds changed over the course of the year. We became cautiously positive in the second quarter (after almost two years of no, or minimal, exposure), increasing local currency exposure to approximately 60% of the Fund’s assets under management by June 30, 2015. However, as the growth outlook in emerging markets continued to deteriorate, concerns over China grew stronger, commodity prices continued to weaken, and capital outflows from emerging markets intensified, we retracted and ended the year with no local bonds in our portfolio.

2

Concerns over illiquidity in the corporate bond market grew stronger during the second half of the year, leading to a further decrease in the Fund’s exposure to corporates. We continue to like idiosyncratic exposure to countries such as Argentina and we increased our exposure in the second half of the year. We also prefer to have strong defensive names such as South Korea, exposure to which was also increased in the second half of 2016.

During the annual period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged the euro risk encumbered in euro-denominated bonds, particularly Argentine euro-denominated bonds. The Fund also used cross-currency hedges for its Chilean peso bond exposure by buying USD/PEN (Peruvian sol), and for its Russian ruble bond exposure by buying USD/TRY (Turkish lira). The derivatives positions in 2015 had a minimal impact on the Fund’s performance especially when taking into consideration the opposing positions that those derivatives were trying to hedge.

Portfolio Positioning and Outlook

We are cautious overall on emerging markets debt and especially on the local-denominated debt. The economic situation in China remains a concern—particularly the leverage trajectory and the sustainability of the current exchange rate regime (a looming/potential devaluation)—with a higher possibility of rating downgrade. The real interest rate differential between emerging markets and the U.S. is still narrow, with no obvious bottoming in the growth dynamic in emerging markets. Emerging markets have re-levered since the U.S. financial crisis, while the Fed is poised for further tightening. The risks of unstable or weak commodity prices speak for themselves. Emerging markets corporates are vulnerable in the event of outflows, and outflows are implied by the above. We believe that this requires defensive positioning through a diversified portfolio that focuses on sovereign or quasi-sovereign, dollar-denominated, and high-rated debt. We will continue to assess opportunities in countries that do pay high real rates—but the current balance of risks does not favor sizeable exposure to this asset class.

We continue to focus on liquid names, especially if they have de-risked. Countries like Russia and Brazil fit this description. In Russia, sanctions have dampened investor exposure, but the economy is proving more resilient than expected, partially due to the fact that authorities opted for a more orthodox policy response allowing the currency (rather than the

3

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

international reserves) to act as a shock absorber. Russia is emerging from this episode with a stronger credit metric (stable reserves, lower external debt, and a larger current account surplus), while the recent geopolitical developments dampened appetite for an escalation of sanctions—all these factors are likely to boost Russia’s ratings in the coming months.

In Brazil, the corruption scandal and the deteriorating macro story have similarly pressured investor exposure. Though we do not expect any “resolution” soon and see the currency and other asset prices as vulnerable, this does not necessarily apply to the sovereign dollar debt. Brazil is a net creditor and actively buys back its debt. Another good “liquid” example is Mexico. The country’s structural reform effort appears to be finally paying off in terms of economic diversification, low inflation, and a better growth outlook (especially in comparison with regional peers).

We also try to have off-index names in our portfolio—both in the corporate and the sovereign space (as long as they are liquid). The investment team does its own trading, which we believe is a special advantage right now, as today’s “liquidity” is not tomorrow’s. We always focus on liquidity, and are trying to make sure that potentially illiquid bonds are not in the portfolio.

We believe that in the current environment, our portfolio will benefit from having both idiosyncratic and defensive names. The main benefit of having such defensive diversifiers as South Korea is that they empirically trade well in risk-off. The country is a high-rated “emerging markets graduate” that is a net creditor and whose willingness to pay is beyond doubt. As an extra bonus, the country’s current account surplus is among the highest in the world, while the financial account outflows are smaller in absolute terms so the balance of payment delta remains positive (unlike in a growing number of emerging markets). With idiosyncratic diversifiers, we continue to focus on Argentina.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk

4

that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with non-investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 20, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.
5

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-EMBAX	Class A-EMBAX
Total Return	After Maximum	Before Sales		50%GBI-EM
12/31/15	Sales Charge[1]	Charge	GBI-EM	50% EMBI
One Year	(18.57)%	(13.60)%	(14.92)%	(7.14)%
Life* (annualized)	(3.68)%	(2.03)%	(6.21)%	(1.55)%
Life* (cumulative)	(12.22)%	(6.88)%	(19.99)%	(5.28)%

Average Annual	Class C-EMBCX	Class C-EMBCX
Total Return	After Maximum	Before Sales		50%GBI-EM
12/31/15	Sales Charge[2]	Charge	GBI-EM	50% EMBI
One Year	(15.07)%	(14.26)%	(14.92)%	(7.14)%
Life* (annualized)	(2.76)%	(2.76)%	(6.21)%	(1.55)%
Life* (cumulative)	(9.27)%	(9.27)%	(19.99)%	(5.28)%

Average Annual	Class I-EMBUX	Class I-EMBUX
Total Return	After Maximum	Before Sales		50%GBI-EM
12/31/15	Sales Charge[3]	Charge	GBI-EM	50% EMBI
One Year	n/a	(13.27)%	(14.92)%	(7.14)%
Life* (annualized)	n/a	(1.76)%	(6.21)%	(1.55)%
Life* (cumulative)	n/a	(6.00)%	(19.99)%	(5.28)%

Average Annual	Class Y-EMBYX	Class Y-EMBYX
Total Return	After Maximum	Before Sales		50%GBI-EM
12/31/15	Sales Charge[4]	Charge	GBI-EM	50% EMBI
One Year	n/a	(13.41)%	(14.92)%	(7.14)%
Life* (annualized)	n/a	(1.84)%	(6.21)%	(1.55)%
Life* (cumulative)	n/a	(6.25)%	(19.99)%	(5.28)%
*since 7/9/12
6

On May 1, 2015 the Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

Inception date for the Unconstrained Emerging Markets Bond Fund was 7/9/12 (Class A, Class C, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

[1]	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.44% / Net Expense Ratio 1.25%

[2]	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.68% / Net Expense Ratio 1.95%

[3]	I Shares: no sales or redemption charges
Gross Expense Ratio 0.94% / Net Expense Ratio 0.94%

[4]	Y Shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 1.95% for Class C, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark (the “Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM). The GBI-EM tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries. EMBI tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

7

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

					Expenses Paid
			Ending		During the Period*
		Beginning	Account Value	Annualized	July 1, 2015 -
		Account Value	December 31,	Expense Ratio	December 31,
		July 1, 2015	2015	During the Period	2015
Unconstrained Emerging Markets Fund
Class A	Actual	$1,000.00	$903.10	1.25%	$6.00
	Hypothetical**	$1,000.00	$1,018.90	1.25%	$6.36
Class C	Actual	$1,000.00	$898.10	1.95%	$9.33
	Hypothetical**	$1,000.00	$1,015.38	1.95%	$9.91
Class I	Actual	$1,000.00	$902.80	0.98%	$4.70
	Hypothetical**	$1,000.00	$1,020.27	0.98%	$4.99
Class Y	Actual	$1,000.00	$902.50	1.05%	$5.04
	Hypothetical**	$1,000.00	$1,019.91	1.05%	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Principal
Amount			Value

CORPORATE BONDS: 12.7%

Argentina: 4.0%
USD	6,794,102	YPF SA 7.86%, 08/15/18 (f) Reg S	$6,760,132
British Virgin Islands: 0.5%
EUR	937,000	C10-EUR Capital SPV Ltd. 6.28%, 06/30/17 (c)	924,093
Colombia: 0.8%
USD	1,414,000	Transportadora de Gas Internacional SA ESP 5.70%, 03/20/17 (c) Reg S	1,424,605
Luxembourg: 3.9%
		Gazprom OAO
	4,061,000	3.85%, 02/06/20 Reg S	3,782,692
	2,807,000	6.51%, 03/07/22 Reg S	2,832,965
			6,615,657
Mexico: 3.2%
	380,000	Corp. GEO, SAB de CV 9.25%, 02/01/16 (c) (d) * Reg S	8,075
	5,354,000	Petroleos Mexicanos 2.34%, 07/18/18 (f)	5,307,152
			5,315,227
United Kingdom: 0.3%
	430,000	AngloGold Ashanti Holdings Plc 8.50%, 07/30/16 (c)	441,275
Total Corporate Bonds (Cost: $22,105,132)			21,480,989
Principal
Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 83.5%

Angola: 1.7%
USD	3,012,000	Angolan Government International Bond 9.50%, 11/12/25 144A	$2,808,690
Argentina: 12.5%
		Argentine Republic Government International Bond
EUR	9,426,310	7.82%, 12/31/33 (d) *	10,945,758
USD	8,740,305	8.28%, 12/31/33 (d) *	10,095,052
	499	Provincia de Buenos Aires 4.00%, 05/15/35 (s) Reg S	323
			21,041,133
Belarus: 2.2%
	3,578,000	Belarus International Bond 8.95%, 01/26/18 Reg S	3,684,553
Brazil: 5.2%
		Brazilian Government International Bond
	4,231,000	2.63%, 01/05/23	3,226,137
	3,973,000	4.88%, 01/22/21	3,684,957
	2,812,000	5.00%, 01/27/45	1,891,070
			8,802,164
Dominican Republic: 2.2%
	3,476,000	Dominican Republic International Bond 7.50%, 05/06/21 Reg S	3,736,700
Ecuador: 1.1%
	2,239,000	Ecuador Government International Bond 10.50%, 03/24/20 Reg S	1,813,590

See Notes to Financial Statements

10

Principal
Amount			Value

Ghana: 1.8%
USD	2,931,000	Ghana Government International Bond 10.75%, 10/14/30 Reg S	$2,980,827
Hungary: 3.8%
	5,538,000	Hungary Government International Bond 6.38%, 03/29/21	6,327,165
Iraq: 3.2%
	7,852,000	Iraq International Bond 5.80%, 02/14/16 (c) Reg S	5,319,808
Ivory Coast: 4.7%
	8,956,000	Ivory Coast Government International Bond 5.38%, 07/23/24 Reg S	7,984,453
Mexico: 3.2%
	5,396,000	Nacional Financiera SNC 3.38%, 11/05/20 144A	5,357,553
Nigeria: 5.1%
	9,029,000	Nigeria Government International Bond 5.13%, 07/12/18 Reg S	8,633,981
Pakistan: 3.5%
	5,740,000	Pakistan Government International Bond 7.25%, 04/15/19 Reg S	5,874,810
Paraguay: 1.2%
	2,107,000	Republic of Paraguay 4.63%, 01/25/23 Reg S	2,054,325
Philippines: 3.3%
	5,157,000	Philippine Government International Bond 4.00%, 01/15/21	5,593,360
Principal
Amount			Value

Russia: 2.3%
USD	3,800,000	Russian Foreign Bond 3.50%, 01/16/19 Reg S	$3,790,162
Slovenia: 4.8%
	7,310,000	Slovenia Government International Bond 5.25%, 02/18/24 Reg S	8,082,119
South Africa: 2.2%
	3,512,000	South Africa Government International Bond 6.88%, 05/27/19	3,770,343
South Korea: 15.9%
		Export-Import Bank of Korea
	1,300,000	2.50%, 05/10/21	1,285,904
	2,107,000	2.63%, 12/30/20	2,109,640
	1,826,000	5.13%, 06/29/20	2,019,693
		Korea International Bond
	8,000,000	3.88%, 09/11/23	8,651,600
	3,223,000	5.63%, 11/03/25	3,981,388
	7,500,000	7.13%, 04/16/19	8,700,000
			26,748,225
Tunisia: 1.1%
	2,185,000	Banque Centrale de Tunisie International Bond 5.75%, 01/30/25 Reg S	1,901,977
Venezuela: 2.0%
		Venezuela Government International Bond
	5,216,000	7.00%, 03/31/38 Reg S	1,969,040
	3,670,000	9.38%, 01/13/34	1,458,825
			3,427,865

See Notes to Financial Statements

11

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Vietnam: 0.5%
USD	918,000	Vietnam Government International Bond 4.00%, 02/01/16 (c) (s)	$899,640
Total Foreign Government Obligations (Cost: $139,204,483)			140,633,443
Number of Shares		Value

MONEY MARKET FUND: 8.6% (Cost: $14,427,772)
14,427,772	AIM Treasury Portfolio—Institutional Class	$14,427,772

Total Investments: 104.8% (Cost: $175,737,387)		176,542,204
Liabilities in excess of other assets: (4.8)%		(8,111,117)
NET ASSETS: 100.0%		$168,431,087

EUR	Euro
USD	United States Dollar
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond — coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,166,243, or 4.8% of net assets.

See Notes to Financial Statements

12

As of December 31, 2015, the fund held the following open forward foreign currency contracts:

				Unrealized
	Contracts to		Settlement	Appreciation
Counterparty	deliver	In Exchange For	Dates	(Depreciation)
State Street Bank & Trust Company	USD 1,556,295	TRY 4,566,013	1/04/2016	$9,339
State Street Bank & Trust Company	USD 1,904,202	TRY 5,580,682	1/04/2016	9,350
State Street Bank & Trust Company	TRY 10,146,695	USD 3,464,691	1/04/2016	(14,494)
State Street Bank & Trust Company	USD 2,259,833	EUR 2,056,151	1/28/2016	(24,037)
State Street Bank & Trust Company	EUR 12,101,356	USD 13,170,027	1/28/2016	11,379
Net unrealized depreciation on forward foreign currency contracts				$(8,463)

EUR	Euro
TRY	Turkish Lira
USD	United States Dollar

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	0.2%	$441,275
Energy	11.4	20,107,546
Government	79.7	140,633,443
Industrial	0.5	932,168
Money Market Fund	8.2	14,427,772
	100.0%	$176,542,204

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$21,480,989	$—	$21,480,989
Foreign Government Obligations*	—	140,633,443	—	140,633,443
Money Market Fund	14,427,772	—	—	14,427,772
Total	$14,427,772	$162,114,432	$—	$176,542,204
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$(8,463)	$—	$(8,463)

*	See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

13

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $175,737,387)	$176,542,204
Cash denominated in foreign currency, at value (Cost $25)	23
Receivables:
Investments sold	58,824
Shares of beneficial interest sold	127,422
Dividends and interest	3,234,487
Prepaid expenses	11,761
Total assets	179,974,721
Liabilities:
Net unrealized depreciation on forward foreign currency contracts	8,463
Payables:
Investments purchased	2,359,959
Shares of beneficial interest redeemed	311,264
Due to Adviser	85,477
Due to custodian	8,594,919
Due to Distributor	5,905
Deferred Trustee fees	50,500
Accrued expenses	127,147
Total liabilities	11,543,634
NET ASSETS	$168,431,087
Class A Shares:
Net Assets	$11,762,565
Shares of beneficial interest outstanding	1,772,552
Net asset value and redemption price per share	$6.64
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$7.05
Class C Shares:
Net Assets	$3,669,398
Shares of beneficial interest outstanding	568,460
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$6.45
Class I Shares:
Net Assets	$130,494,090
Shares of beneficial interest outstanding	19,454,479
Net asset value, offering and redemption price per share	$6.71
Class Y Shares:
Net Assets	$22,505,034
Shares of beneficial interest outstanding	3,364,460
Net asset value, offering and redemption price per share	$6.69
Net Assets consist of:
Aggregate paid in capital	$210,916,031
Net unrealized appreciation	663,233
Accumulated net investment loss	(1,062,572)
Accumulated net realized loss	(42,085,605)
$168,431,087

See Notes to Financial Statements

14

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends		$5,270
Interest (net of foreign taxes withheld of $85,687)		16,973,189
Total income		16,978,459
Expenses:
Management fees	1,900,768
Distribution fees—Class A	51,212
Distribution fees—Class C	49,741
Transfer agent fees—Class A	33,306
Transfer agent fees—Class C	17,091
Transfer agent fees—Class I	16,879
Transfer agent fees—Class Y	60,871
Custodian fees	61,176
Professional fees	66,039
Registration fees—Class A	23,761
Registration fees—Class C	20,849
Registration fees—Class I	21,283
Registration fees—Class Y	28,891
Reports to shareholders	22,271
Insurance	61,225
Trustees’ fees and expenses	50,043
Interest	6,975
Other	8,642
Total expenses	2,501,023
Waiver of management fees	(114,878)
Net expenses		2,386,145
Net investment income		14,592,314
Net realized loss on:
Investments		(48,009,249)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(1,341,117)
Net realized loss		(49,350,366)
Net change in unrealized appreciation (depreciation) on:
Investments		145,800
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(121,163)
Net change in unrealized appreciation (depreciation)		24,637
Net Decrease in Net Assets Resulting from Operations		$(34,733,415)

See Notes to Financial Statements

15

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$14,592,314	$12,419,181
Net realized loss	(49,350,366)	(12,986,994)
Net change in unrealized appreciation (depreciation)	24,637	900,148
Net increase (decrease) in net assets resulting from operations	(34,733,415)	332,335
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	—	(1,847,224)
Class C Shares	—	(263,600)
Class I Shares	—	(5,541,054)
Class Y Shares	—	(1,096,025)
	—	(8,747,903)
Return of capital
Class A Shares	(1,155,905)	(753,745)
Class C Shares	(296,044)	(107,560)
Class I Shares	(9,711,203)	(2,260,980)
Class Y Shares	(3,265,527)	(447,223)
	(14,428,679)	(3,569,508)
Total dividends and distributions	(14,428,679)	(12,317,411)
Share transactions:
Proceeds from sale of shares
Class A Shares	6,765,923	42,346,828
Class C Shares	1,003,464	3,211,571
Class I Shares	62,765,786	35,790,518
Class Y Shares	36,039,839	54,323,495
	106,575,012	135,672,412
Reinvestment of dividends and distributions
Class A Shares	1,005,236	2,387,106
Class C Shares	246,632	323,732
Class I Shares	2,738,216	2,737,963
Class Y Shares	2,397,843	1,076,625
	6,387,927	6,525,426
Cost of shares redeemed
Class A Shares	(29,065,413)	(41,623,637)
Class C Shares	(3,291,315)	(1,708,118)
Class I Shares	(37,749,978)	(9,718,018)
Class Y Shares	(51,951,713)	(12,755,553)
	(122,058,419)	(65,805,326)
Net increase (decrease) in net assets resulting from share transactions	(9,095,480)	76,392,512
Total increase (decrease) in net assets	(58,257,574)	64,407,436
Net Assets:
Beginning of year	226,688,661	162,281,225
End of year #	$168,431,087	$226,688,661
# Including accumulated net investment loss	$(1,062,572)	$(107,764)

See Notes to Financial Statements

16

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,			For the Period July 9, 2012 (a) through December 31,
	2015	2014	2013	2012
Net asset value, beginning of period	$ 8.18	$ 8.55	$ 9.54	$ 8.88
Income from investment operations:
Net investment income	0.45	0.54	0.44	0.25
Net realized and unrealized gain (loss) on investments	(1.53)	(0.37)	(0.87)	0.73
Total from investment operations	(1.08)	0.17	(0.43)	0.98
Less dividends and distributions from:
Net investment income	—	(0.38)	(0.14)		(0.24)
Net realized capital gains	—	—	—		(0.08)
Return of capital	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.46)	(0.54)	(0.56)		(0.32)
Net asset value, end of period	$ 6.64	$ 8.18	$ 8.55	$ 9.54
Total return (b)	(13.60)%	1.83%	(4.70)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,763	$36,990	$35,983	$3,602
Ratio of gross expenses to average net assets	1.44%	1.32%	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	5.63%	6.04%	6.23%	5.88	%(d)
Portfolio turnover rate	605%	410%	556%	190	%(c)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

17

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class C
	Year Ended December 31,			For the Period July 9, 2012 (a) through December 31,
	2015	2014	2013	2012
Net asset value, beginning of period	$ 8.02	$ 8.45	$ 9.50	$ 8.88
Income from investment operations:
Net investment income	0.37	0.46	0.46	0.37
Net realized and unrealized gain (loss) on investments	(1.48)	(0.35)	(0.95)	0.57
Total from investment operations	(1.11)	0.11	(0.49)	0.94
Less dividends and distributions from:
Net investment income	—	(0.38)	(0.14)		(0.24)
Net realized capital gains	—	—	—		(0.08)
Return of capital	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.46)	(0.54)	(0.56)		(0.32)
Net asset value, end of period	$ 6.45	$ 8.02	$ 8.45	$ 9.50
Total return (b)	(14.26)%	1.11%	(5.37)%	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,669	$6,714	$5,254	$533
Ratio of gross expenses to average net assets	2.68%	2.60%	2.59%	2.81	%(d)
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95%	1.95%	1.95%	1.95	%(d)
Ratio of net investment income to average net assets	4.93%	5.37%	5.60%	4.80	%(d)
Portfolio turnover rate	605%	410%	556%	190	%(c)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,			For the Period July 9, 2012 (a) through December 31,
	2015	2014	2013	2012
Net asset value, beginning of period	$ 8.23	$ 8.58	$ 9.54	$ 8.88
Income from investment operations:
Net investment income	0.47	0.55	0.54	0.23
Net realized and unrealized gain (loss) on investments	(1.53)	(0.36)	(0.94)	0.75
Total from investment operations	(1.06)	0.19	(0.40)	0.98
Less dividends and distributions from:
Net investment income	—	(0.38)	(0.14)		(0.24)
Net realized capital gains	—	—	—		(0.08)
Return of capital	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.46)	(0.54)	(0.56)		(0.32)
Net asset value, end of period	$ 6.71	$ 8.23	$ 8.58	$ 9.54
Total return (b)	(13.27)%	2.06%	(4.38)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$130,494	$135,421	$112,437	$91,197
Ratio of gross expenses to average net assets	0.94%	0.95%	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.94%	0.95%	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94%	0.95%	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	6.27%	6.38%	6.56%	6.67	%(d)
Portfolio turnover rate	605%	410%	556%	190	%(c)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

19

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,			For the Period July 9, 2012 (a) through December 31,
	2015	2014	2013	2012
Net asset value, beginning of period	$ 8.22	$ 8.57	$ 9.54	$ 8.88
Income from investment operations:
Net investment income	0.48	0.50	0.47	0.43
Net realized and unrealized gain (loss) on investments	(1.55)	(0.31)	(0.88)	0.55
Total from investment operations	(1.07)	0.19	(0.41)	0.98
Less dividends and distributions from:
Net investment income	—	(0.38)	(0.14)		(0.24)
Net realized capital gains	—	—	—		(0.08)
Return of capital	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.46)	(0.54)	(0.56)		(0.32)
Net asset value, end of period .	$ 6.69	$ 8.22	$ 8.57	$ 9.54
Total return (b)	(13.41)%	2.06%	(4.49)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,505	$47,564	$8,607	$855
Ratio of gross expenses to average net assets	1.07%	1.08%	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	6.08%	6.14%	6.61%	5.78	%(d)
Portfolio turnover rate	605%	410%	556%	190	%(c)
(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

20

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Fund currently offers four classes of shares: Class A, C, I and Y shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus
21

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
22

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are generally declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an
23

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

 (continued)

instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for 11 months during the year ended December 31, 2015 with an average unrealized depreciation of $149,131. Forward foreign currency contracts held at December 31, 2015 are reflected in the Schedule of Investments.
24

At December 31, 2015, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives Foreign Currency Risk
Forward foreign currency contracts[1]	$8,463

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments during the year ended December 31, 2015 was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts[1]	$(536,435)
Net change in unrealized appreciation(depreciation):
Forward foreign currency contracts[2]	(79,090)

[1]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held, if any, at December 31, 2015 is presented in the Schedule of Investments.
25

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2015. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Received	Net Amount

Forward foreign currency contracts	$30,068	$(30,068)	$—	$—	$—

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount

Forward foreign currency contracts	$(38,531)	$30,068	$(8,463)	$—	$(8,463)

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may
26

be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of the average daily net assets in excess of $1.5 billion. The Adviser has agreed, through May 1, 2016, to voluntarily waive management fees and to assume as its own certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses do not exceed the expense limitations (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2015, are as follows:

	Expense Limitations	Waiver of Management Fees
Class A	1.25%	$38,710
Class C	1.95	36,358
Class I	0.95	—
Class Y	1.00	39,810

For the year ended December 31, 2015, Van Eck Securities Corporation (the “Distributor”), and affiliate and wholly-owned subsidiary of the Adviser, received a total of $28,216 in sales loads relating to the sale of shares of the Fund, of which $24,563 was reallowed to broker/dealers and the remaining $3,653 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $1,317,713,288 and $1,303,466,126, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $176,046,693 and net unrealized appreciation aggregated to $495,511 of which $2,911,290 related to appreciated securities and $2,415,779 related to depreciated securities.

27

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(41,776,299)
Qualified late-year losses	(542,855)
Other temporary difference	(528,180)
Unrealized appreciation	362,390
Total	$(42,484,944)

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Ordinary income	—	$8,747,903
Return of Capital	$14,428,679	3,569,508
Total	$14,428,679	$12,317,411

Net qualified late-year losses incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2015, the Fund intends to defer to January 1, 2016 for federal tax purpose qualified late year losses as follows:

Late-Year Ordinary Losses	Post-October Capital Losses
$542,855	$—

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No	Post-Effective No
Expiration Short-	Expiration Long-
Term Capital Losses	Term Capital Losses
$40,765,023	$1,011,276

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $15,547,122, decreased accumulated net realized loss on investments by $25,210,522, and decreased aggregated paid in capital by $9,663,400. Net assets were not affected by these reclassifications. These differences are primarily due to foreign currency transactions, tax treatment of gain/(loss) on debt instruments denominated in foreign currency, and net operating losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

28

tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

29

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014

Class A
Shares sold	875,358	4,774,048
Shares reinvested	135,498	272,719
Shares redeemed	(3,762,063)	(4,731,390)
Net increase (decrease)	(2,751,207)	315,377

Class C
Shares sold	141,273	378,871
Shares reinvested	34,264	37,772
Shares redeemed	(444,065)	(201,217)
Net increase (decrease)	(268,528)	215,426

Class I
Shares sold	7,758,465	4,134,941
Shares reinvested	368,725	312,936
Shares redeemed	(5,118,242)	(1,107,646)
Net increase	3,008,948	3,340,231

Class Y
Shares sold	4,492,187	6,168,549
Shares reinvested	319,704	124,277
Shares redeemed	(7,235,047)	(1,509,559)
Net increase (decrease)	(2,423,156)	4,783,267

Note 9—Bank Line of Credit—The Trust participates with Van Eck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 46 day period for which a loan was outstanding amounted to $3,908,746 and the average interest rate was 1.42%. At December 31, 2015, the Fund had no borrowings under the Facility.

30

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid by the Fund subsequent to December 31, 2015:

	Ex-Date	Record Date	Payable Date	Per Share

Class A	1/22/16	1/21/16	1/22/16	$0.012
Class C	1/22/16	1/21/16	1/22/16	$0.012
Class I	1/22/16	1/21/16	1/22/16	$0.012
Class Y	1/22/16	1/21/16	1/22/16	$0.012

Class A	2/23/16	2/22/16	2/23/16	$0.015
Class C	2/23/16	2/22/16	2/23/16	$0.015
Class I	2/23/16	2/22/16	2/23/16	$0.015
Class Y	2/23/16	2/22/16	2/23/16	$0.015
31

UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck Funds and Shareholders of Unconstrained Emerging Markets Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck Funds) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck Funds) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2016

32

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:
Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.
Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.
Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

33

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.
Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.
Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.
Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.
James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
35

VAN ECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).
Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
36

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	UEMBAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2015 and
     December 31, 2014, were $227,170 and $266,830, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2015 and December 31, 2014, were $36,810 and $49,960, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger and Stelzl and Ms. Pigott currently serve as members of the Audit
     Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Eck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 4, 2016
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 4, 2016
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 4, 2016
     ----------------